EXECUTION COPY

EXHIBIT 10.2

SUPERPRIORITY PRIMING DEBTOR-IN-POSSESSION CREDIT AGREEMENT

dated as of January 13, 2010

among

PROTECTIVE PRODUCTS OF AMERICA, INC.

as debtor and debtor-in-possession and as the Borrower,

THE GUARANTORS NAMED HEREIN,

each as debtor and debtor-in-possession,

AND

CANADIAN IMPERIAL BANK OF COMMERCE

as Lender

Page

ARTICLE I

DEFINITIONS AND ACCOUNTING TERMS

2

1.01

Defined Terms

2

1.02

Other Interpretive Provisions

15

1.03

Accounting Terms

16

1.04

Rounding

16

1.05

Times Of Day

16

ARTICLE II

THE LOANS

16

2.01

The Loans

16

2.02

Borrowing of the Loans

17

2.03

Prepayments

17

2.04

Repayment of the Loans

18

2.05

Interest

18

2.06

Fees and Expenses

18

2.07

Computation Of Interest And Fees

19

2.08

Evidence Of Indebtedness

19

2.09

Payments

19

2.10

Security and Superpriority Claim

19

ARTICLE III

TAXES AND YIELD PROTECTION

20

3.01

Taxes

20

3.02

Survival

21

ARTICLE IV

CONDITIONS PRECEDENT TO LOANS

21

4.01

Conditions Of Initial Borrowing

21

4.02

Conditions To All Borrowings

23

ARTICLE V

AFFIRMATIVE COVENANTS

24

5.01

Statements

24

5.02

Certificates; Other Information

24

5.03

Notices

26

5.04

Preservation Of Existence; Business, Etc

26

5.05

Maintenance Of Properties

27

5.06

Maintenance Of Insurance

27

-i-

(continued)

Page

5.07

Compliance With Laws

27

5.08

Books and Records

27

5.09

Inspection Rights

27

5.10

Use Of Proceeds; Maximum Cash-On-Hand

27

5.11

Compliance With Environmental Laws

28

5.12

Further Assurances

28

5.13

Compliance With Terms Of Leaseholds

28

ARTICLE VI

NEGATIVE COVENANTS

28

6.01

Liens

28

6.02

Indebtedness

30

6.03

Investments

30

6.04

Fundamental Changes

31

6.05

Dispositions

31

6.06

Restricted Payments

31

6.07

Change in Nature of Business

32

6.08

Transactions With Affiliates

32

6.09

Burdensome Agreements

32

6.10

Budget Compliance

32

6.11

Amendments Of Organization Documents

32

6.12

Accounting Changes

32

6.13

Partnerships, Etc

32

6.14

Speculative Transactions

32

6.15

Formation Of Subsidiaries

32

6.16

Other Action

32

ARTICLE VII

EVENTS OF DEFAULT AND REMEDIES

33

7.01

Events Of Default

33

7.02

Remedies Upon Event of Default

37

7.03

Application of Funds

37

ARTICLE VIII

MISCELLANEOUS

38

8.01

Amendments, Etc

38

-ii-

(continued)

Page

8.02

Notices and Other Communications; Facsimile Copies;

38

8.03

No Waiver; Cumulative Remedies

40

8.04

Expenses; Indemnity; Damage; Waiver

40

8.05

Payments Set Aside

41

8.06

Successors and Assigns Generally

42

8.07

Right of Setoff

42

8.08

Interest Rate Limitation

42

8.09

Counterparts; Integration; Effectiveness

42

8.10

Survival Of Representations and Warranties

42

8.11

Severability

43

8.12

USA Patriot Act Notice

43

8.13

Governing Law; Jurisdiction; Etc

43

8.14

WAIVER OF JURY TRIAL

44

-iii-

SIGNATURES

S-1

EXHIBITS

Exhibit A	Budget
Exhibit B	Notice of Borrowing
Exhibit C	Compliance Certificate
Exhibit D	Interim Order

SCHEDULES

Schedule 7.01(h)

Pension Plan Contributions

-iv-

EXECUTION COPY

SUPERPRIORITY PRIMING DEBTOR-IN-POSSESSION CREDIT AGREEMENT

This SUPERPRIORITY PRIMING DEBTOR-IN-POSSESSION CREDIT AGREEMENT (this “Agreement”) is entered into as of January 13, 2010, among PROTECTIVE PRODUCTS OF AMERICA, INC., a Delaware corporation and a debtor and debtor in possession in a case pending under Chapter 11 of the Bankruptcy Code, as the borrower (the “Borrower”), the Guarantors party hereto, and CANADIAN IMPERIAL BANK OF COMMERCE, a Canadian chartered bank, as lender (the “Lender”).

PRELIMINARY STATEMENTS:

1.

On January 13, 2010 (the “Filing Date”), Borrower and each of its direct and indirect subsidiaries and certain of its affiliates filed voluntary petitions with the Bankruptcy Court initiating the Cases and have continued in the possession of their respective assets and in the management of their respective businesses pursuant to Sections 1107 and 1108 of the Bankruptcy Code.

2.

Borrower has requested that the Lender provide a secured superpriority priming debtor-in-possession credit facility to the Borrower in the aggregate principal amount of up to $740,000 (the “DIP Credit Facility”) having priority over all Existing Liens encumbering the Business Assets including Liens securing the Prepetition Facility (the “Primed Liens”).

3.

The DIP Credit Facility shall be comprised of (a) an Operating Facility in an aggregate principal amount of up to $665,000, which can be drawn by the Borrower in installments as provided herein; and (b) a Wind Down Loan in the principal amount of up to $75,000.

4.

The proceeds of the Operating Loan will be used (i) to pay related fees and expenses associated with negotiation, execution and delivery of this Agreement and the other Loan Documents, (ii) for working capital and other general corporate purposes of the Loan Parties subject to the Budget and to the extent not prohibited hereunder, (iii) to pay fees and expenses of the Loan Parties’ advisors and the advisors to any Creditor’s Committee, in each case associated with the Cases, subject to the Budget and to the extent not prohibited hereunder, and incurred prior to the closing of the Sale, and (iv) to make any other payments permitted to be made in the Orders or in the First Day Orders or by the Bankruptcy Court to the extent permitted under the Budget and not prohibited by this Agreement, or as otherwise consented to by the Lender, other than in respect of wind down expenses post closing of the Sale.  The proceeds of the Wind Down Loan will be used to pay expenses of the administration of the Cases incurred after the closing of the Sale.

In consideration of the premises and other valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I
DEFINITIONS AND ACCOUNTING TERMS

1.01

Defined Terms.  As used in this Agreement, the following terms shall have the meanings set forth below:

“Act” has the meaning set forth in Section 8.12.

“Affiliate” means, with respect to any Person, any other Person Controlling, Controlled by or under common control with such particular Person.

“Agreement” means this Credit Agreement.

“Avoidance Actions” means any causes of action arising under Chapter 5 of the Bankruptcy Code, including, without limitation, any and all preference or avoidance claims of any of the Sellers, including, without limitation, all such claims and actions arising under Sections 544, 547, 548, 549 and 550, respectively, of the Bankruptcy Code, but excluding the proceeds realized from such claims and actions.

“Bankruptcy Code” means Title 11 of the United States Code entitled “Bankruptcy,” as now and hereafter in effect, or any successor statute.

“Bankruptcy Court” means the United States Bankruptcy Court for the Southern District of Florida, or such other court having jurisdiction over the Cases.

“Bankruptcy Rules” means the Federal Rules of Bankruptcy Procedure, the local rules of the Bankruptcy Court and the procedures and requirements of the UST.

“Bid Procedures Order” has the meaning assigned to it in Section 4.01(i).

“Borrower” has the meaning specified in the introductory paragraphs to this Agreement.

“Borrowing” means any borrowing or advance made to the Borrower by the Lender under the DIP Credit Facility or pursuant to a Notice of Borrowing.

“Budget” means, initially, the budget for the Loan Parties in form and substance satisfactory to the Lender and attached hereto as Exhibit A.

“Business” means the activities carried on by the Loan Parties, including the design, manufacturing, distribution and sale of products used for anti-ballistic and other protection for personnel and vehicles in the military and law enforcement markets.

“Business Assets” means all rights, titles and interests of every kind and nature of the Loan Parties (including indirect and other forms of beneficial ownership) in and to all of the properties, assets and rights (contractual or otherwise) of the Loan Parties, whether tangible or intangible, real, personal or mixed and wherever located and by whomever possessed.

“Business Day” means a day of the year on which banks are not required or authorized by law to close in the City of Toronto, Province of Ontario, Canada.

“Carve Out Expenses” means (i) amounts payable pursuant to 28 U.S.C. § 1930 and (ii) allowed reasonable fees and expenses of attorneys, accountants and other professionals retained in the Cases pursuant to Sections 327, 328, 330, 331 and 1103 of the Bankruptcy Code, in an aggregate amount not to exceed the amount set forth in the Budget for such fees and expenses.

“Capitalized Leases” means all leases that have been or should be, in accordance with GAAP, recorded as capitalized leases.

“Cases” means the cases of Borrower and the Guarantors currently pending under Chapter 11 of the Bankruptcy Code in the Bankruptcy Court.

“Cash Collateral” means “cash collateral” as such term is defined in Section 363(a) of the Bankruptcy Code, or any successor provision.

“Cash Collateral Order” means to the extent such relief is not incorporated into the Interim Order or the Final DIP Order, a separate order authorizing the use of the Prepetition Lender’s cash collateral, as defined in Section 363(a) of the Bankruptcy Code on terms and conditions acceptable to the Prepetition Lender in its sole discretion.

“Cash Equivalents” means any of the following types of Investments:

(a)

readily marketable obligations issued or directly and fully guaranteed or insured by the United States of America or any agency or instrumentality thereof having maturities of not more than 360 days from the date of acquisition thereof; provided that the full faith and credit of the United States of America is pledged in support thereof;

(b)

time deposits with, or insured certificates of deposit or bankers’ acceptances of, any commercial bank that (i) (A) is a Lender or (B) is organized under the laws of the United States of America, any state thereof or the District of Columbia or is the principal banking subsidiary of a bank holding company organized under the laws of the United States of America, any state thereof or the District of Columbia, and is a member of the Federal Reserve System, (ii) issues (or the parent of which issues) commercial paper rated as described in clause (c) of this definition and (iii) has combined capital and surplus of at least $1,000,000,000, in each case with maturities of not more than 360 days from the date of acquisition thereof;

(c)

commercial paper in an aggregate amount of no more than $10,000,000 per issuer outstanding at any time issued by any Person organized under the laws of any state of the United States of America and rated at least “Prime-1” (or the then equivalent grade) by Moody’s or at least “A-1” (or the then equivalent grade) by S&P, in each case with maturities of not more than 270 days from the date of acquisition thereof; and

(d)

Investments, classified in accordance with GAAP as Current Assets of any Loan Party, in money market investment programs registered under the Investment Company Act of 1940, which are administered by financial institutions that have the highest rating obtainable from either Moody’s or S&P, and the portfolios of which are limited solely to Investments of the character, quality and maturity described in clauses (a), (b) and (c) of this definition.

“Ceramic” means Ceramic Protection Corporation of America, a Delaware corporation and debtor and debtor in possession.

“CERCLA” means the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended.

“Change in Law” means the occurrence, after the date of this Agreement, of any of the following: (a) the adoption or taking effect of any law, rule, regulation or treaty, (b) any change in any law, rule, regulation or treaty or in the administration, interpretation or application thereof by any Governmental Authority or (c) the making or issuance of any request, guideline or directive (whether or not having the force of law) by any Governmental Authority.

“Change of Control” means, an event or series of events by which:

(a)

means, at any time (i) any Person or “group” (with the meaning of Rules 13d-3 and 13d-5 under the Exchange Act) shall have acquired beneficial ownership of the greater of 35% or more on a fully diluted basis of the voting and/or economic interests in the Equity Interests of the Borrower or (b) shall have obtained the power (whether or not exercised) to elect a majority of the members of the board of directors (or similar governing body) of the Borrower;

(b)

a majority of the members of the board of directors or other equivalent governing body of the Borrower cease to be composed of individuals who were members of that board or equivalent governing body on the Closing Date or who were approved by a majority of such directors; or

(c)

Borrower shall cease, directly or indirectly, to own and control legally and beneficially all of the Equity Interests in the Guarantors.

“Change of Management” means (i) at any time prior to the closing of the Sale, R. Patrick Caldwell, Jason Williams or Neil Schwartzman do not have the same positions and responsibilities with the Borrower, respectively, that such officers had as of the Filing Date, or (ii) any of the Borrower’s board of directors are removed.

“Closing Date” means the first date all the conditions precedent in Section 4.01 are satisfied or waived in accordance with Section 8.03.

“Code” means the United States Internal Revenue Code of 1986, as amended.

“Collateral” means all of the “Collateral” and/or “DIP Collateral” referred to in the Orders or the Collateral Documents and all of the other property and assets that are or are intended under the terms of the Orders or the Collateral Documents to be subject to Liens in favor of the Lender; but expressly excluding the Avoidance Actions.

“Collateral Documents” means, collectively, the Orders, and any security agreement, pledge agreement, guaranty, mortgage, collateral assignment, security agreement supplement, deposit account control agreement or other similar agreement delivered to the Lender pursuant to or in connection with the Loans or this Agreement from time to time, and each of the other agreements, instruments or documents that creates or purports to create a Lien in favor of the Lender to secure the Loans; provided, however, that such agreements, instruments or documents shall not evidence or secure the Prepetition Facility.

“Commitment” means the commitment of Lender to make both the Operating Loan and Wind Down Loan in an aggregate amount not to exceed $740,000, subject to the terms and conditions of this Agreement.

“Company Intellectual Property” all Intellectual Property necessary for the operation of the Loan Parties’ business as presently conducted.

“Compliance Certificate” means a certificate substantially in the form of Exhibit C.

“Contractual Obligation” means, as to any Person, any provision of any security issued by such Person or of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound.

“Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise.  “Controlling” and “Controlled” have meanings correlative thereto.

“CPC Holding” means CPC Holding Corporation of America, a Delaware corporation and debtor and debtor in possession.

“Creditor’s Committee” means any official committee appointed in the Cases.

“Current Assets” means, with respect to any Person, all assets of such Person that, in accordance with GAAP, would be classified as current assets on the balance sheet of a company conducting a business the same as or similar to that of such Person, after deducting appropriate and adequate reserves therefrom in each case in which a reserve is proper in accordance with GAAP.

“Default” means any event or condition that constitutes an Event of Default or that, with the giving of any notice, the passage of time, or both, would be an Event of Default.

“Default Rate” means, with respect to any of the Obligations, an interest rate equal to the interest rate otherwise applicable to the Loans plus 3.0% per annum.

“Disposition” or “Dispose” means the sale, transfer, license, lease or other disposition (including any sale and leaseback transaction) of any property by any Person (or the granting of any option or other right to do any of the foregoing), including any sale, assignment, transfer or other disposal, with or without recourse, of any Equity Interests owned by such

Person, or any notes or accounts receivable or any rights and claims associated therewith.

“Dollar” and “$” mean lawful money of the United States.

“Employee Benefit Plan” means any “employee benefit plan” (as defined in ERISA §3(3)) and any other benefit or compensation plan, program, agreement or arrangement maintained, sponsored, or contributed or required to be contributed to by a Loan Party or any ERISA Affiliate or with respect to which a Loan Party or any ERISA Affiliate has any Liability.

“Environmental Laws” means, whenever in effect, all federal, state, provincial, local and foreign statutes, Laws (including CERCLA and analogous state Laws), ordinances, directives and other provisions having the force or effect of law, all judicial and administrative orders and determinations, all contractual obligations and all common law, in each case concerning public health and safety, worker health and safety, or pollution or protection of the environment.

“Environmental Liability” means any liability, contingent or otherwise (including any liability for damages, costs of environmental remediation, fines, penalties or indemnities), of the Borrower, any other Loan Party directly or indirectly resulting from or based upon (a) violation of any Environmental Law, (b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Substances, (c) exposure to any Hazardous Substances, (d) the release or threatened release of any Hazardous Substances into the environment or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing.

“Environmental Permit” means any permit, approval, identification number, license or other authorization required under any Environmental Laws.

“Equity Interests” means, with respect to any Person, all of the shares of capital stock of (or other ownership or profit interests in) such Person, all of the warrants, options or other rights for the purchase or acquisition from such Person of shares of capital stock of (or other ownership or profit interests in) such Person, all of the securities convertible into or exchangeable for shares of capital stock of (or other ownership or profit interests in) such Person or warrants, rights or options for the purchase or acquisition from such Person of such shares (or such other interests), and all of the other ownership or profit interests in such Person (including, without limitation, partnership, member or trust interests therein), whether voting or nonvoting, and whether or not such shares, warrants, options, rights or other interests are outstanding on any date of determination.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations promulgated and rulings issued thereunder.

“ERISA Affiliate” means any trade or business (whether or not incorporated) under common control with any Loan Party within the meaning of Section 414(b) or (c) of the Code (and Sections 414(m) and (o) of the Code for purposes of provisions relating to Section 412 of the Code).

“ERISA Event” means (a) a Reportable Event with respect to a Pension Plan; (b)

a withdrawal by any Loan Party or any ERISA Affiliate from a Pension Plan subject to Section 4063 of ERISA during a plan year in which it was a substantial employer (as defined in Section 4001(a)(2) of ERISA) or a cessation of operations that is treated as such a withdrawal under Section 4062(e) of ERISA; (c) a complete or partial withdrawal by any Loan Party or any ERISA Affiliate from a Multiemployer Plan or notification that a Multiemployer Plan is in reorganization; (d) the filing of a notice of intent to terminate, the treatment of a Employee Benefit Plan amendment as a termination under Sections 4041 or 4041A of ERISA, or the commencement of proceedings by the PBGC to terminate a Pension Plan or Multiemployer Plan; (e) an event or condition which constitutes grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan or Multiemployer Plan; (f) the imposition of any liability under Title IV of ERISA, other than for PBGC premiums due but not delinquent under Section 4007 of ERISA, upon any Loan Party or any ERISA Affiliate or (g) the failure of any Loan Party or any ERISA Affiliate to pay when due, after the expiration of any applicable grace period, any installment payment with respect to its withdrawal liability under Section 4201 of ERISA under a Multiemployer Plan.

“Event of Default” has the meaning specified in Section 7.01.

“Exchange Act” means the Securities Exchange Act of 1934.

“Excluded Taxes” means, with respect to the Lender, Taxes imposed on or measured by its overall net income (however denominated), and franchise Taxes imposed on it (in lieu of net income Taxes), by the jurisdiction (or any political subdivision thereof) under the laws of which such recipient is organized or in which the Lender’s Office is located.

“Existing Liens” means all Liens encumbering the Business Assets.

“Extraordinary Receipt” means any cash received by or paid to or for the account of any Person not included in a line item in the Budget or not in the ordinary course of business, including, without limitation, pension plan reversions, all tax refunds (including, without limitation, the Tax Refunds), proceeds of insurance, condemnation awards (and payments in lieu thereof), indemnity payments and any purchase price adjustments.

“Filing Date” has the meaning assigned in the recitals hereto.

“First Day Orders” has the meaning set forth in Section 4.01(f).

“Final DIP Order” means the Final DIP Order of the Bankruptcy Court in the Cases authorizing and approving this Credit Agreement and the other Loan Documents under Sections 364(c) and (d) of the Bankruptcy Code and entered at or after a final hearing, in form and substance satisfactory to the Lender.

“Foreign Lender” means any Lender that is not a “United States person” within the meaning of Section 7701(a)(30) of the Code.

“GAAP” means, at a given time, United States generally accepted accounting principles, consistently applied.

“Governmental Authority” means any federal, state, local, municipal, foreign, supranational or other governmental or quasi-governmental authority of any nature (including any governmental agency, branch, bureau, commission, department, official or entity and any court or other tribunal), or any administrative, executive, judicial, legislative, police, regulatory or taxing authority, or arbitral body.

“Guarantee” means, as to any Person, any (a) any obligation, contingent or otherwise, of such Person guaranteeing or having the economic effect of guaranteeing any Indebtedness payable by another Person (the “primary obligor”) in any manner, whether directly or indirectly, and including any obligation of such Person, direct or indirect, (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness, (ii) to purchase or lease property, securities or services for the purpose of assuring the obligee in respect of such Indebtedness of the payment of such Indebtedness, (iii) to maintain working capital, equity capital or any other financial statement condition or liquidity or level of income or cash flow of the primary obligor so as to enable the primary obligor to pay such Indebtedness, or (iv) entered into for the purpose of assuring in any other manner the obligee in respect of such Indebtedness of the payment thereof or to protect such obligee against loss in respect thereof (in whole or in part), or (b) any Lien on any assets of such Person securing any Indebtedness of any other Person, whether or not such Indebtedness is assumed by such Person (or any right, contingent or otherwise, of any holder of such Indebtedness to obtain any such Lien). The amount of any Guarantee at any time shall be deemed to be an amount then equal to the stated or determinable amount of the related primary obligation, or portion thereof, in respect of which such Guarantee is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by the guaranteeing Person in good faith. The term “Guarantee” as a verb has a corresponding meaning.

“Guarantors” means, collectively, CPC Holding, Ceramic, PPIC, and PPNC each of which shall Guarantee the Obligations as set forth in the Orders.

“Hazardous Substances” means any wastes, pollutants, contaminants or chemicals, any industrial, toxic or otherwise hazardous materials, substances or wastes, any explosive or radioactive substances, and any other substance with respect to which Liability or standards of conduct may be imposed under applicable Law, including petroleum and petroleum related substances, products, by products and wastes, asbestos or asbestos containing materials, polychlorinated biphenyls, radon, urea, formaldehyde, mold, lead based paint, noise, odor and radiation.

“Indebtedness” means, without duplication, the aggregate amount of all obligations, liabilities and indebtedness of a Person which would be classified under GAAP as indebtedness for borrowed money upon the consolidated balance sheet of such Person, including without duplication, whether or not so classified, all long-term borrowings, the current portion of long-term borrowings, short-term borrowings, obligations under Capitalized Leases, obligations under any hedging agreement and all obligations, contingent or otherwise, of any of the foregoing arising from any Guarantee made by such Person in respect of any of the foregoing.

“Indemnified Taxes” means Taxes other than Excluded Taxes.

“Indemnitee” has the meaning specified in Section 8.04.

“Intellectual Property” means all of the following in any jurisdiction throughout the world: (i) patents, patent applications and patent disclosures, together with all reissuances, continuations, continuations in part, revisions, divisionals, extensions and reexaminations thereof, (ii) trademarks, service marks, designs, trade dress, logos, slogans, trade names, internet domain names, corporate names, all applications, registrations and renewals in connection therewith, and all translations, adaptations, derivations and combinations of any of the foregoing, together with all goodwill associated with any of the foregoing, (iii) copyrights, mask works and copyrightable works, and all applications, registrations and renewals in connection therewith, (iv) trade secrets and confidential information (including formulations, ideas, research and development, information, know-how, inventions, technology, formulas, compositions, manufacturing and production processes and techniques, technical data, financial and marketing plans, customer and supplier lists and information, designs, drawings, plans, proposals and specifications), (v) computer software and systems (including source code, executable code, data, databases and related documentation), websites, URLs, email addresses, and telephone numbers, (vi) copies and tangible embodiments of any of the foregoing in whatever form or medium and (vii) other proprietary and intellectual property rights.

“Interest Payment Date” means the Maturity Date.

“Interest Period” means, with respect to (a) the Operating Loan, the period commencing on the Closing Date and ending on the applicable Maturity Date and (b) the Wind Down Loan, the period commencing on the funding of the Wind Down Loan and ending on the applicable Maturity Date.  Interest shall accrue from and including the first day of the Interest Period to but excluding the last day of the Interest Period.

“Interim Order” means the order of the Bankruptcy Court in the Cases in substantially the form attached hereto as Exhibit D authorizing and approving this Credit Agreement on an interim basis under Sections 364(c) and (d) of the Bankruptcy Code and entered at a preliminary hearing under Federal Rule of Bankruptcy Procedure 4001, in form and substance satisfactory to the Lender and the Borrower.

“Investment” means, as to any Person, any direct or indirect acquisition or investment by such Person, whether by means of (a) the purchase or other acquisition of Equity Interests or debt of another Person, (b) a loan, advance or capital contribution to, Guarantee or assumption of debt of, or purchase or other acquisition of any other debt or equity participation or interest in, another Person, including any partnership or joint venture interest in such other Person and any arrangement pursuant to which the investor incurs debt of the type referred to in the definition of “Indebtedness” set forth in this Section 1.01 in respect of such Person, or (c) the purchase or other acquisition (in one transaction or a series of transactions) of assets of another Person that constitute a business unit of, or all of a substantial part of the business being conducted by, such Person. For purposes of covenant compliance, the amount of any Investment shall be the amount actually invested, without adjustment for subsequent increases or decreases in the value of such Investment.

“Laws” means, collectively, all international, foreign, federal, state and local statutes, treaties, rules, guidelines, regulations, ordinances, codes and administrative or judicial precedents or authorities, including the interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, and all applicable administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authority, in each case whether or not having the force of law.

“Lender” has the meaning specified in the introductory paragraph hereto.

“Lending Office” means the Lender’s address, as set out in Section 8.02 (as may be changed pursuant thereto) and, as appropriate, the account maintained by the Lender identified in writing by the Lender to the Borrower.

“Liability” means any obligation or liability (whether known or unknown, whether asserted or unasserted, whether absolute or contingent, whether determined or determinable, whether accrued or unaccrued, whether liquidated or unliquidated, and whether due or to become due and regardless of when asserted), including any liability for Taxes, product liability or infringement liability.

“Lien” means any mortgage, pledge, hypothecation, collateral assignment, deposit arrangement, encumbrance, lien (statutory or other) or charge or preference or priority over assets or other security interest or preferential arrangement in the nature of a security interest of any kind or nature whatsoever (including any conditional sale or other title retention agreement, any easement, right of way or other encumbrance on title to real property, and any financing lease having substantially the same economic effect as any of the foregoing).

“Loans” means the Operating Loan and the Wind Down Loan and “Loan” means either of them.

“Loan Documents” means, collectively, this Agreement, the Collateral Documents and the Notice of Borrowing.

“Loan Parties” means, collectively, the Borrower and each Guarantor.

“Material Adverse Change” or “Material Adverse Effect” means, any event, change, condition or matter that, individually or in the aggregate is or could reasonably be expected to be materially adverse to, or materially impair the revenue or anticipated revenue of the Business or impairs the value of, the Business Assets or results in a material adverse effect or change in the operation, results of operations, condition (financial or otherwise) or prospects of the Business Assets or the Business, taken as a whole, or which materially impairs the ability of the Loan Parties to perform their obligations under the Agreement or any other Loan Document or has a material adverse effect on or prevents or materially delays the consummation of the transactions contemplated by the Loan Documents or impairs the rights or remedies of the Lender under any Loan Document.

“Material Customer” means the United States Marine Corps., Ibiley Manufacturing Corp. and Carter Enterprises LLC or any customer representing over ten percent (10%) of the aggregate revenue of the Loan Parties as of the date of determination.

“Material Customer Termination Event” means any material contract with any Material Customer is terminated or amended in a manner that is materially adverse to the Loan Parties.

“Maturity Date” means the Operating Loan Maturity Date or the Wind Down Loan Maturity Date, as applicable.

“Maximum Rate” has the meaning specified in Section 8.07.

“Multiemployer Plan” means any employee benefit plan of the type described in Section 4001(a)(3) of ERISA, to which any Loan Party or any ERISA Affiliate makes or is obligated to make contributions, or during the preceding five plan years, has made or been obligated to make contributions.

“Net Cash Proceeds” means with respect to any Disposition by any Loan Party, or any Extraordinary Receipt received or paid to the account of any Loan Party, the sum of cash and Cash Equivalents received in connection with such transaction (including any cash or Cash Equivalents received by way of deferred payment pursuant to, or by monetization of, a note receivable or otherwise, but only as and when so received), net of the out-of-pocket expenses incurred by any Loan Party in connection with such transaction.

“Notice of Borrowing” means a written request by the Borrower for an advance under the Operating Loan or the Wind Down Loan, as applicable, substantially in the form of Exhibit B.

“Obligations” means all Borrowings, advances to, and debts, liabilities, obligations, covenants and duties of, any Loan Party arising under any Loan Document or otherwise with respect to the Loans, whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising and including all Loans, interest, fees, expenses, charges and disbursements. Without limiting the generality of the foregoing, the Obligations of the Loan Parties under the Loan Documents include (a) the obligation to pay principal, interest, charges, expenses, fees, attorneys’ fees and disbursements, indemnities and other amounts payable by any Loan Party under any Loan Document and (b) the obligation of any Loan Party to reimburse any amount in respect of any of obligation described in clause (a) that the Lender, in its sole discretion, may elect to pay or advance on behalf of such Loan Party.  In no event shall the term “Obligations” include any obligations of the Loan Parties under the Prepetition Facility.

“Operating Loan” means advances to the Borrower pursuant to Notices of Borrowing in an aggregate amount not to exceed $665,000 in accordance with this Agreement, the Budget and the Orders.

“Operating Loan Maturity Date” means the earliest of (i) February 26, 2010, (ii) the date of the closing of a Sale, (iii) the effective date of a Plan of Reorganization, as specified in such plan or plans, (iv) the date of the acceleration of the Operating Loan pursuant to Section 7.02, or (v) the dismissal, or conversion of one or more of the Cases to Chapter 7 of the Bankruptcy Code, pursuant to Section 1112 of the Bankruptcy Code.

“Orders” means the Interim Order, the Final DIP Order and, to the extent such relief is not incorporated into the Interim Order or the Final DIP Order, as applicable, the Cash Collateral Order.

“Organization Documents” means, (a) with respect to any corporation, the certificate or articles of incorporation and the bylaws (or equivalent or comparable constitutive documents); (b) with respect to any limited liability company, the certificate or articles of formation or organization and operating agreement; and (c) with respect to any partnership, joint venture, trust or other form of business entity, the partnership, joint venture or other applicable agreement of formation or organization and any agreement, instrument, filing or notice with respect thereto filed in connection with its formation or organization with the applicable Governmental Authority in the jurisdiction of its formation or organization and, if applicable, any certificate or articles of formation or organization of such entity.

“Other Taxes” means all present or future stamp or documentary Taxes or any other excise or property Taxes, charges or similar levies arising from any payment made under any Loan Document or from the execution, delivery or enforcement of, or otherwise with respect to any Loan Document.

“PBGC” means the Pension Benefit Guaranty Corporation.

“Pension Funding Rules” shall mean the rules of the Code and ERISA regarding minimum required contributions (including any installment payment thereof) to Pension Plans and Multiemployer Plans and set forth in, with respect to plan years ending prior to the effective date as to any such Plan of the Pension Protection Act of 2006, Sections 401(a)(29) and 412 of the Code and Part 3, Subtitle I, of Title I of ERISA each as in effect prior to the Pension Protection Act of 2006 and, thereafter, Sections 412 and 430 through 436 of the Code and Part 3, Subtitle I, of Title I of ERISA each as in effect from time to time.

“Pension Plan” means any “employee pension benefit plan” (as such term is defined in Section 3(2) of ERISA), other than a Multiemployer Plan, that is subject to Title IV of ERISA and is sponsored or maintained by any Loan Party or any ERISA Affiliate or to which any Loan Party or any ERISA Affiliate contributes or has an obligation to contribute, or in the case of a multiple employer or other plan described in Section 4064(a) of ERISA, has made contributions at any time during the immediately preceding five plan years.

“Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

“Plan of Reorganization” means a plan of reorganization in respect of the Cases.

“PPIC” means Protective Products International Corp., a Florida corporation and debtor and debtor in possession.

“PPNC” means Protective Products of North Carolina LLC, a North Carolina limited liability company and debtor and debtor in possession.

“Prepetition Facility” means that certain Amended and Restated Credit

Agreement (as amended, restated, supplemented or otherwise modified from time to time (including any forbearance agreements thereto)), dated as of January 30, 2009, among Borrower and Canadian Imperial Bank of Commerce, as agent and lender, and all documents, instruments and agreements (including, without limitation, all collateral and security documents) executed or delivered in connection therewith (as the credit agreement and each other document, instrument and agreement has been amended, waived, modified, supplemented or restated prior to the Filing Date).

“Prepetition Lender” means Canadian Imperial Bank of Commerce as lender and agent under the Prepetition Facility.

“Primed Liens” has the meaning assigned in the recitals hereto.

“Related Parties” means, with respect to any Person, such Person’s Affiliates and the partners, directors, officers, employees, agents, sub-agents, servicers, trustees, attorneys and advisors of such Person and of such Person’s Affiliates.

“Reportable Event” means any of the events set forth in Section 4043(c) of ERISA, other than events for which the 30-day notice period has been waived.

“Responsible Officer” means the chief executive officer, president, chief financial officer, treasurer or assistant treasurer or other officer or manager of any Loan Party.  Any document delivered hereunder that is signed by a Responsible Officer of a Loan Party shall be conclusively presumed to have been authorized by all necessary corporate, partnership and/or other action on the part of such Loan Party and such Responsible Officer shall be conclusively presumed to have acted on behalf of such Loan Party.

“Restricted Payment” means any dividend or other distribution (whether in cash, securities or other property) with respect to any capital stock or other Equity Interest of a Loan Party or any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, defeasance, acquisition, cancellation or termination of any such capital stock or other Equity Interest, or on account of any return of capital to a Loan Parties’ stockholders, partners or members (or the equivalent of any thereof) other than to another Loan Party, or on account of any option, warrant or other right to acquire any such dividend or other distribution or payment.

“S&P” means Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc. and any successor thereto.

“Sale” means the sale of the Loan Parties’ assets pursuant to the Sale Order.

“Sale Order” means an order of the Bankruptcy Court authorizing the sale of substantially all of the assets of the Loan Parties to Sun Capital, or to a higher or better bidder pursuant to the Bid Procedures Order.

“SEC” means the Securities and Exchange Commission, or any Governmental Authority succeeding to any of its principal functions.

“Stalking Horse Bid” means the asset purchase agreement among Sun Capital and the Loan Parties for the purchase and sale of substantially all of the Loan Parties’ assets, subject to entry of the Sale Order, or such other asset purchase agreement between the Loan Parties and a qualified third party entered into in accordance with the Bid Procedures Order and this Agreement.

“Sun Capital” means Protective Products Enterprises, Inc. or any Affiliate thereof submitting a Stalking Horse Bid.

“Superpriority Claim” means a claim under Section 364(c)(1) of the Bankruptcy Code against Borrower or any Guarantor in any of the Cases which is an administrative expense claim having priority over any or all administrative expenses, including, without limitation, administrative expenses of the kind specified in Sections 503(b), 506(c) or 507(b) of the Bankruptcy Code.

“Tax” and, with correlative meaning, “Taxes” mean with respect to any Person (i) all federal, state, local, county, foreign and other taxes, assessments or other government charges, including any income, alternative or add-on minimum tax, estimated, gross income, gross receipts, sales, use, ad valorem, value added, transfer, capital stock, franchise, profits, license, registration, recording, documentary, intangibles, conveyancing, gains, withholding, payroll, employment, social security (or similar), unemployment, disability, excise, severance, stamp, occupation, premium, property (real and personal), environmental or windfall profit tax, customs duty or other tax, governmental fee or other like assessment, charge or tax of any kind whatsoever, together with any interest, penalty, addition to tax or additional amount imposed by any Governmental Authority (domestic or foreign) responsible for the imposition of any such tax, whether such Tax is disputed or not, (ii) Liability for the payment of any amounts of the type described in clause (i) above relating to any other Person as a result of being party to any agreement to indemnify such other Person, being a successor or transferee of such other Person, or being a member of the same affiliated, consolidated, combined, unitary or other group with such other Person, or (iii) Liability for the payment of any amounts of the type described in clause (i) arising as a result of being (or ceasing to be) a member of any Affiliated Group (or being included (or required to be included) in any Tax Return relating thereto).

“Tax Refunds” means the income tax refunds of the Loan Parties for the year ended December 31, 2006 (or any earlier or later period) from the United States Department of Treasury in connection with the Loan Parties’ 2006 or 2007 form 1120X filings (or filings for any earlier or later period) as same may be adjusted from time to time, which income tax refunds are expected to be in the approximate aggregate amount of not less than $3,080,000, plus accrued interest thereon, and any other Tax refunds payable to the Loan Parties.

“Threshold Amount” means $100,000.

“Transaction” means the execution, delivery and performance by the Loan Parties of this Agreement and the other Loan Documents to which they may be a party, the creation of the Liens in the Collateral in favor of the Lender, the borrowing of the Loans and the use of the proceeds thereof.

“UCC” means the Uniform Commercial Code then in effect in each applicable jurisdiction.

“Unaccrued Indemnity Claims” means claims for indemnification that may be asserted by the Lender or any other Indemnitee under the Loan Documents that are unaccrued and contingent.

“United States” and “U.S.” mean the United States of America.

“UST” means the United States Trustee appointed to serve in the Cases.

“Variance Report” has the meaning specified in Section 5.01(b).

“Wind Down Loan” means an advance to the Borrower pursuant to a Notice of Borrowing in an amount not to exceed $75,000 to be used to pay expenses of the administration of the Cases incurred after the closing of the Sale.

“Wind Down Loan Maturity Date” means the earliest of (i) March 31, 2010, (ii) the date of the receipt by Borrowers of the Tax Refunds, (iii) the effective date of a Plan of Reorganization, as specified in such plan or plans, (iv) the date of the acceleration of the Wind Down Loan pursuant to Section 7.02, or (v) the dismissal, or conversion of one or more of the Cases to Chapter 7 of the Bankruptcy Code, pursuant to Section 1112 of the Bankruptcy Code.

1.02

Other Interpretive Provisions.  With reference to this Agreement and each other Loan Document, unless otherwise specified herein or in such other Loan Document:

(a)

The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined.  Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms.  The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.”  The word “or” is not exclusive.  The word “will” shall be construed to have the same meaning and effect as the word “shall.”  Unless the context requires otherwise, (i) any definition of or reference to any agreement, instrument or other document (including any Organization Document) shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein or in any other Loan Document), (ii) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (iii) the words “herein,” “hereof” and “hereunder,” and words of similar import when used in any Loan Document, shall be construed to refer to such Loan Document in its entirety and not to any particular provision thereof, (iv) all references in a Loan Document to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, the Loan Document in which such references appear, (v) any reference to any law shall include all statutory and regulatory provisions consolidating, amending replacing or interpreting such law and any reference to any law or regulation shall, unless otherwise specified, refer to such law or regulation as amended, modified or supplemented from time to time, and (vi) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

(b)

In the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including;” the words “to” and “until” each mean “to but excluding;” and the word “through” means “to and including.”

(c)

Section headings herein and in the other Loan Documents are included for convenience of reference only and shall not affect the interpretation of this Agreement or any other Loan Document.

1.03

Accounting Terms.

(a)

Generally.  All accounting terms not specifically or completely defined herein shall be construed in conformity with, and all financial data (including financial ratios and other financial calculations) required to be submitted pursuant to this Agreement shall be prepared in conformity with, GAAP applied on a consistent basis, as in effect from time to time, except as otherwise specifically prescribed herein.

(b)

Changes in GAAP.  If at any time any change in GAAP would affect the computation of any financial ratio or requirement set forth in any Loan Document, and either the Loan Party or the Lender shall so request, the Lender and the Loan Party shall negotiate in good faith to amend such ratio or requirement to preserve the original intent thereof in light of such change in GAAP (subject to the approval of the Lender); provided that, until so amended, (i) such ratio or requirement shall continue to be computed in accordance with GAAP prior to such change therein and (ii) the Loan Party shall provide to the Lender financial statements and other documents required under this Agreement or as reasonably requested hereunder setting forth a reconciliation between calculations of such ratio or requirement made before and after giving effect to such change in GAAP.

1.04

Rounding.  Any financial ratios required to be maintained by the Loan Party pursuant to this Agreement shall be calculated by dividing the appropriate component by the other component, carrying the result to one place more than the number of places by which such ratio is expressed herein and rounding the result up or down to the nearest number (with a rounding-up if there is no nearest number).

1.05

Times Of Day.  Unless otherwise specified, all references herein to times of day shall be references to Eastern time (daylight or standard, as applicable).

ARTICLE II
THE LOANS

2.01

The Loans.

(a)

Subject to the terms and conditions of this Agreement, and during the term of this Agreement, the Lender agrees to make the Loans to the Borrower pursuant to Notices of Borrowing as follows: (i) the first Notice of Borrowing shall be in an amount not to exceed the amount of the Operating Loan authorized to be available to the Borrower pursuant to the Interim Order, (ii) the second Notice of Borrowing shall be in an amount not to exceed the unfunded portion of the Operating Loan, if any, authorized to be available to the Borrower pursuant to the Final Order, and (iii) the third Notice of Borrowing shall be in an amount not to exceed the amount of the Wind Down Loan; provided that under no circumstance shall Lender be required to advance to the Borrower pursuant to Notices of Borrowing an aggregate amount greater than the sum of the principal amounts of the Operating Loan and Wind Down Loan.

(b)

Amounts borrowed pursuant to this Section 2.01 that are repaid subject to the terms and conditions of this Agreement may not be reborrowed at any time during the term of this Agreement.

(c)

Notwithstanding anything to the contrary contained in this Agreement, the Lender shall not be required to advance the Wind Down Loan to the Borrower if (i) the amount of the proceeds realized from the sale of assets pursuant to the Sale Order equal or exceed the aggregate of (x) the amount necessary to repay all Obligations arising under the Operating Loan, (y) the then outstanding amount owed in respect of the Prepetition Facility, and (z) $75,000, or (ii) the Loan Parties have received the Tax Refunds, and in each case of (i) or (ii), the Commitment shall be terminated.

2.02

Borrowing of the Loans.  Advances under the Loans shall be made upon the Borrower’s irrevocable notice to the Lender pursuant to a written Notice of Borrowing, delivered not later than 1:00 p.m. on the Business Day prior to the requested date for the funding of Loans.  The Notice of Borrowing shall be appropriately completed and signed by a Responsible Officer of the Borrower.

2.03

Prepayments

(a)

Optional.  The Borrower may, upon notice to the Lender at any time or from time to time, voluntarily prepay the Loans in whole or in part without premium or penalty; provided that (A) such notice must be received by the Lender not later than 1:00 p.m. one Business Day prior to any date of prepayment of the Loans; and (B) any partial prepayment shall be in a principal amount of $50,000 or a whole multiple of $50,000 in excess thereof or, if less, the entire principal amount thereof then outstanding.  Each such notice shall specify the date and amount of such prepayment.  If such notice is given by the Borrower, the Borrower shall make such prepayment, the payment amount specified in such notice shall be due and payable on the date specified therein and each such prepayment shall be paid to the Lender.  Any repayment may not be re-borrowed.

(b)

Mandatory.

(i)

If any Loan Party Disposes of any Collateral (other than any Disposition of any Collateral permitted by Section 6.05 (b), (c), (d), (f), (g) or (h), the Borrower shall within one Business Day after receiving such proceeds prepay an aggregate principal amount of the Loans equal to 100% of such Net Cash Proceeds.

(ii)

Upon any Extraordinary Receipt received by or paid to or for the account of any Loan Party, and not otherwise included in clause (i) of this Section 2.03(b), the Borrower shall prepay an aggregate principal amount of the Loans equal to 100% of all Net Cash Proceeds received therefrom within one Business Day upon receipt thereof by any Loan Party.  Notwithstanding anything contained herein, the Loans shall be automatically and permanently reduced by the amount of any prepayments made or required to be made under this Section 2.03(b).

(iii)

Each prepayment of the Loans pursuant to this Section 2.03(b) shall be applied as follows: first, to reimburse the Lender for any reasonable costs and expenses incurred by it (including reasonable legal fees and expenses), and second, shall be applied to prepay the Loans outstanding at such time until the Loans and the Obligations (other than Unaccrued Indemnity Claims) are paid in full, the amount remaining, if any, after the prepayment in full of the Loans and Obligations may be retained by the Borrower for use in the ordinary course of its business, subject to the Orders, any other order of the Bankruptcy Court, the Bankruptcy Code and other applicable Laws.

2.04

Repayment of the Loans.  The Borrower shall repay to the Lender on the applicable Maturity Date the principal amount of the Operating Loan and Wind Down Loan, all interest accrued thereon, together with all other Obligations (other than Unaccrued Indemnity Claims) outstanding on such date.

2.05

Interest.

(a)

Subject to the provisions of subsection (b) below, the Loans shall bear interest on the outstanding principal amount thereof for each Interest Period at a rate per annum equal to 14.0%.

(b)

(i)

If any amount payable by any Loan Party under any Loan Document is not paid when due (with regard to any applicable grace periods), whether at stated maturity, by acceleration or otherwise, then such amount shall thereafter bear interest at the Default Rate to the fullest extent permitted by applicable Laws.

(ii)

Accrued and unpaid interest on past due amounts (including interest on past due interest) shall be due and payable upon demand.

(c)

Interest on the Loans shall be due and payable in arrears on the Maturity Date applicable thereto.  Interest hereunder shall be due and payable in accordance with the terms hereof.

2.06

Fees and Expenses.  (a)  On the Closing Date, the Borrower shall pay to the Lender from the proceeds of the initial Borrowing of the Operating Loan a commitment fee equal to 5.0 % of the amount of the Commitment.

(b)

Exit Fee.  The Borrower shall pay to the Lender an exit fee equal to 1.0 % of the Operating Loan or Wind Down Loan, as applicable, which exit fee shall be fully earned upon the Closing Date.

(c)

Expenses.  On the Closing Date, the Borrower shall pay to the Lender from the proceeds of the initial Borrowing of the Operating Loan all then accrued fees and expenses of the Lender arising under or relating to this Agreement, the Loan Documents and the Transaction (including the reasonable and documented fees and expenses of Blake, Cassels & Graydon LLP and Shutts & Bowen LLP).

2.07

Computation Of Interest And Fees.  All computations of fees and interest shall be made on the basis of a 360-day year and actual days elapsed.  Interest shall accrue on any Loan for the day on which the Loan is made, and shall not accrue on such Loan, or any portion thereof, for the day on which the Loan or such portion is paid; provided that such Loan that is repaid on the same day on which it is made shall bear interest for one day.  Each determination by the Lender of an interest rate or fee hereunder shall be conclusive and binding for all purposes, absent manifest error.

2.08

Evidence Of Indebtedness.

(a)

Any Loan made to the Borrower by the Lender shall be evidenced by one or more accounts or records maintained by the Lender in the ordinary course of business.  The accounts or records maintained by the Lender shall be conclusive absent manifest error of the amount of such Loan made by the Lender to the Borrower and the interest and payments thereon.  Any failure to so record or any error in doing so shall not, however, limit or otherwise affect the obligation of the Borrower hereunder to pay any amount owing with respect to the Obligations.

2.09

Payments

(a)

Generally.  All payments to be made by the Borrower shall be made without condition or deduction for any counterclaim, defense, recoupment or setoff.  All payments by the Borrower hereunder shall be made to the Lender, at the Lender’s Lending Office in Dollars and in immediately available funds not later than 1:00 p.m. on the date specified herein.  All payments received by the Lender after 1:00 p.m. shall be deemed received on the next succeeding Business Day and any applicable interest or fee shall continue to accrue.

(b)

Authorization.  The Borrower hereby authorizes the Lender, if and to the extent payment owed to the Lender is not made when due hereunder to charge from time to time against any or all of the Borrower’s accounts with the Lender any amount so due. The Borrower hereby authorizes the Lender, from time to time without prior notice to the Borrower, to add all interest and fees (when due and payable), all fees and expenses required to be reimbursed by the Borrower under this Agreement and the other Loan Documents (as and when incurred), and all other payments as and when due and payable under any Loan Document, to the Loans, which amounts thereafter shall be included within the Loans and shall accrue interest at the rate then applicable to the Loans.

(c)

Insufficient Payment.  Whenever any payment received by the Lender under this Agreement or any of the other Loan Documents is insufficient to pay in full all amounts due and payable to the Lender under or in respect of this Agreement and the other Loan Documents on any date, such payment shall be applied by the Lender in the order of priority set forth in Section 8.03.

2.10

Security and Superpriority Claim.  Upon entry of the Interim Order or the Final DIP Order, whichever is then in effect, as security for the prompt payment and performance of all Obligations of the Loan Parties, the Loan Parties have granted, in accordance with the provisions of the Collateral Documents and the Interim Order or the Final DIP Order, whichever is then in effect, and Lender shall have, a security interest in all of the right, title and interest of the Loan Parties in and to all of the Collateral.  This Agreement shall constitute a security agreement under the UCC.  Additionally, upon entry of the Interim Order or the Final DIP Order, whichever is then in effect, the Lender shall have a Superpriority Claim for repayment of the Obligations.  In the event and to the extent that the provisions of this Section 2.10 shall conflict with what is set forth in the Orders, the Orders shall govern.

ARTICLE III
TAXES AND YIELD PROTECTION

3.01

Taxes.

(a)

Any and all payments by or on account of any obligation of the Loan Parties hereunder or under any other Loan Document shall be made free and clear of and without reduction or withholding for any Indemnified Taxes or Other Taxes; provided that if the Borrower shall be required by applicable law to deduct any Indemnified Taxes (including any Other Taxes) from such payments, then (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section) the Lender receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Loan Parties shall make such deductions and (iii) the Loan Parties shall timely pay the full amount deducted to the relevant Governmental Authority in accordance with applicable law.

(b)

Payment of Taxes By The Loan Parties.  Without limiting the provisions of subsection (a) above, the Loan Parties shall timely pay any Indemnified or Other Taxes to the relevant Governmental Authority in accordance with applicable law.

(c)

Indemnification By The Borrower.  The Borrower shall indemnify the Lender, within 10 days after demand therefor, for the full amount of any Indemnified Taxes or Other Taxes (including Indemnified Taxes or Other Taxes imposed or asserted on or attributable to amounts payable under this Section 3.01) paid by the Lender, and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority.  A certificate as to the amount of such payment or liability delivered to the Borrower by Lender shall be conclusive absent manifest error.

(d)

Evidence of Payments.  As soon as practicable after any payment of Indemnified Taxes or Other Taxes by the Loan Parties to a Governmental Authority, the Loan Parties shall deliver to the Lender the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Lender.

(e)

Status of Lender.  To the extent that the Lender is a Foreign Lender that is entitled to an exemption from or reduction of withholding Tax under the law of the jurisdiction in which the Borrower is resident for Tax purposes, any treaty to which such jurisdiction is a party, or the Bankruptcy Code with respect to payments hereunder or under any other Loan Document, such payments shall be made without withholding or at a reduced rate of withholding.

(f)

Compensation For Losses.  Upon demand of the Lender from time to time, the Borrower shall promptly compensate the Lender for and hold the Lender harmless from any loss, cost or expense incurred by it as a result of any failure by the Borrower (for a reason other than the failure of the Lender to make any Loan) to prepay or borrow the Loans on the date or in the amount notified by the Borrower; including any loss of anticipated profits and any loss or expense arising from the liquidation or reemployment of funds obtained by it to maintain the Loans or from fees payable to terminate the deposits from which such funds were obtained.

3.02

Survival.  This Article III shall survive repayment of all Obligations hereunder.

ARTICLE IV
CONDITIONS PRECEDENT TO LOANS

4.01

Conditions Of Initial Borrowing.  The obligation of the Lender to fund the initial Borrowing of the Operating Loan to the Borrower is subject to satisfaction, or waiver in accordance with Section 8.03, of the following conditions precedent:

(a)

The Lender shall have received each of the following, each of which shall be originals or telecopies (followed promptly by originals), each dated on or as of a recent date prior to the Closing Date, each in form and substance satisfactory to the Lender and in such number of copies as may be requested by the Lender:

(i)

duly executed counterparts of this Agreement;

(ii)

such duly executed certificates of resolutions or consents, incumbency certificates and/or other duly executed certificates of Responsible Officers of each Loan Party as the Lender may reasonably require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Agreement and the other Loan Documents to which such Loan Party is a party or is to be a party;

(iii)

such documents and duly executed certifications as the Lender may reasonably require to evidence that each Loan Party is duly organized or formed, and that each Loan Party is validly existing and in good standing in the jurisdiction where it is formed;

(iv)

a certificate signed by a Responsible Officer of the Borrower certifying (A) that the conditions specified in Section 4.01 have been satisfied and (B) since December 29, 2009, there has been no change, event, circumstance or development that, individually or in the aggregate, has had or would reasonably be expected to have a Material Adverse Effect upon the Loan Parties, excluding their respective petitions for bankruptcy protection;

(v)

the Budget; and

(vi)

a Notice of Borrowing relating to the Loan;

(b)

The Closing Date shall have occurred on or before January 20, 2010;

(c)

All governmental authorizations and all third party consents and approvals necessary in connection with the Transaction and the other transactions contemplated thereby shall have been obtained (without the imposition of any conditions that are not reasonably acceptable to the Lender) and shall remain in effect; all applicable governmental filings shall have been made and all applicable waiting periods in connection with the Transaction shall have expired without, in either case, any action being taken by any Governmental Authority, and no Law or regulation shall be applicable in the reasonable judgment of the Lender that restrains, prevents or imposes materially adverse conditions upon the Transaction or the other transactions contemplated thereby or the rights of the Loan Parties freely to transfer or otherwise dispose of, or to create any Lien on, any properties now owned or hereafter acquired by any of them;

(d)

The Interim Order and Cash Collateral Order shall have been entered by the Bankruptcy Court, shall be in full force and effect and shall not have been amended, modified, stayed or reversed, without the prior written consent of the Lender;

(e)

All of the “first day orders” and related orders submitted on or about the date of the commencement of the Cases shall be in form and substance reasonably satisfactory to the Lender and, as entered, shall not deviate from the form thereof approved by the Lender in any material respect which is adverse to the interests of the Lender (such orders hereinafter being referred to as “First Day Orders”);

(f)

The Lender shall have determined in its reasonable discretion that there has not occurred since December 29, 2009 any change, event, circumstance or development that, individually or in the aggregate, has had or would reasonably be expected to have a Material Adverse Effect, exclusive of the commencement of the Cases;

(g)

The Lender shall have been given access to all information it reasonably requests related to the Loan Parties, their business, customers, assets, liabilities, operations, financial condition and prospects (other than attorney-client privileged information) and the Loan Parties shall have made their advisors and senior management available to the Lender to discuss the same as the Lender may reasonably request;

(h)

The Loan Parties shall have received and, subject to Bankruptcy Court approval, accepted a Stalking Horse Bid in form and substance satisfactory to the Lender, to purchase all or substantially all of the assets and businesses of the Loan Parties, which bid provides for a purchase price consideration payable in cash in an amount not less than $8,000,000 with the closing of such transaction to occur on or before February 26, 2010;

(i)

There shall have been an order entered in the Cases, in form and substance satisfactory to the Lender, designating Sun Capital as the “stalking-horse” bidder to purchase all or substantially all of the Loan Parties’ assets or businesses, pursuant to the asset purchase agreement dated as of January 13, 2010, which order (i) approves auction and sale procedures for the sale of such assets or businesses for a purchase price consideration payable in cash in an amount sufficient to repay in full all Obligations and all obligations owing under the Prepetition Facility, and (ii) provides that the hearing to approve such sale shall occur on or before February 19, 2010 (the “Bid Procedures Order”);

(j)

There shall have been no amendment or revocation by any Loan Party of any of the Tax Refund documents and powers of attorney delivered by the Loan Parties to the Prepetition Lender and no Loan Party shall have taken any steps to do any of the foregoing;

(k)

The Orders shall contain a provision, in form and substance satisfactory to the Lender and the Prepetition Lender, providing for the payment of the Tax Refund to the Lender and the Prepetition Lender, to be applied against the Obligations and the obligations owing under the Prepetition Facility in accordance with this Agreement or as such parties may otherwise agree;

4.02

Conditions To All Borrowings.  In addition to the conditions set out in Section 4.01, the obligation of the Lender to fund any Borrowing to the Borrower under the DIP Credit Facility including the initial Borrowing of the Operating Loan is subject to satisfaction, or waiver in accordance with Section 8.03, of the following conditions precedent:

(a)

The representations and warranties of the Loan Parties contained in any Loan Document, or which are contained in any document furnished at any time under or in connection herewith or therewith, shall be true and correct in all material respects (provided that if any representation or warranty already includes a materiality or material adverse effect qualifier, such representation or warranty shall be true and correct in all respects) on and as of the date of such Borrowing, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (provided that if any representation or warranty already includes a materiality or material adverse effect qualifier, such representation or warranty shall be true and correct in all respects) as of such earlier date;

(b)

As of the date of the Loan, no Default or Event of Default has occurred and is continuing, or would result from such proposed Borrowing or from the application of the proceeds therefrom;

(c)

The Lender shall have received a Notice of Borrowing; and

(d)

The Interim Order, Final DIP Order and/or Cash Collateral Order, as applicable, shall be in full force and effect and shall not have been amended, modified, stayed or reversed without the prior written consent of the Lender or the Prepetition Lender, as applicable.

4.03

Condition To The Wind Down Loan.  In addition to the conditions set out in Sections 4.01 and 4.02, the obligation of the Lender to fund any Borrowing to the Borrower under the Wind Down Loan is subject to satisfaction, or waiver in accordance with Section 8.03, of the condition that the Sale authorized by the Sale Order shall have closed and all Obligations relating to the Operating Loan shall have been paid in full.

ARTICLE V
AFFIRMATIVE COVENANTS

So long as the Lender shall have any Commitment hereunder or any Loan or other Obligation hereunder which is accrued and payable shall remain unpaid or unsatisfied each Loan Party shall:

5.01

Statements.  Deliver to the Lender, in form reasonably satisfactory to the Lender:

(a)

within 15 days after the end of each fiscal month commencing with the fiscal month ending January 31, 2010, an updated monthly operating report in the form required to be filed with the Bankruptcy Court pursuant to the Bankruptcy Rules and certified by a Responsible Officer in accordance with the requirements of the Bankruptcy Code and the Bankruptcy Rules;

(b)

not later than Wednesday of each week (or if such day is not a Business Day, the next succeeding Business Day), a variance report, in form and substance satisfactory to the Lender (a “Variance Report”) setting forth (i) actual cash receipts, (ii) actual disbursements, and (iii) a reconciliation of all cash on deposit (including all outstanding items), in each case for the calendar week period most recently ended prior to the date when such Variance Report is due, setting forth all variances from the correlated line item and period set forth in the Budget.  Each Variance Report shall  be certified by the Responsible Officer as being prepared in good faith and fairly presenting in all material respects the information set forth therein;

(c)

within 5 days of receipt, copies of any requests by professionals for payment of fees and/or expenses under any interim compensation or similar procedures; and

(d)

promptly after the same is available, copies of all pleadings, motions, applications, judicial information, financial information and other documents filed by or on behalf of a Loan Party with the Bankruptcy Court in the Cases, or distributed by or on behalf of a Loan Party to any official committee appointed in the Cases.

As to any information contained in materials furnished pursuant to Section 5.01, the Borrower shall not be separately required to furnish such information under Section 5.02.

5.02

Certificates; Other Information.  Deliver to the Lender, in form satisfactory to the Lender:

(a)

concurrently with the delivery of the financial statements referred to in Section 5.01(a), a duly completed Compliance Certificate signed by a Responsible Officer of the Borrower;

(b)

promptly after any written request by the Lender, copies of any detailed audit reports, final management letters or recommendations submitted to the board of directors (or the audit committee of the board of directors) of any Loan Party by independent accountants in connection with the accounts or books of any Loan Party, or any audit of any of them;

(c)

promptly after the same are available, copies of each annual report, proxy or financial statement or other report or communication sent to the stockholders of any Loan Party, and copies of all annual, regular, periodic and special reports and registration statements which any Loan Party may file or be required to file with the SEC under Section 13 or 15(d) of the Exchange Act, or with any Governmental Authority, or with any national securities exchange, and in any case not otherwise required to be delivered to the Lender pursuant hereto;

(d)

promptly after the furnishing thereof, copies of any statement or report furnished to any holder of debt securities of any Loan Party pursuant to the terms of any indenture, loan or credit or similar agreement and not otherwise required to be furnished to the Lender pursuant to any other clause of this Section 5.02;

(e)

promptly and in any event within three Business Days, notice of (i) any Material Customer Termination Event and (ii) if the same involves any substantial likelihood of having a Material Adverse Effect, any significant adverse change in any Loan Party’s relationship with, or any significant event or circumstance which is likely to adversely affect any Loan Party’s relationship with, any customer (or related group of customers), or any supplier which, in either case, is material to the operations of any Loan Party;

(f)

promptly and in any event within five Business Days after receipt thereof by any Loan Party, copies of each notice or other correspondence received from the SEC (or comparable agency in any applicable non-U.S. jurisdiction) concerning any investigation or possible investigation or other inquiry by such agency regarding financial or other operational results of any Loan Party;

(g)

promptly upon receipt thereof, copies of all notices, requests and other documents received by any Loan Party under or pursuant to any instrument, indenture, or loan or credit or similar agreement, in respect of Indebtedness having an aggregate principal amount in excess of the Threshold Amount;

(h)

promptly after the assertion or occurrence thereof, notice of any Environmental Liability of or any noncompliance by any Loan Party with any Environmental Law or Environmental Permit that could (i) exceed the Threshold Amount or (ii) cause any property to be subject to any material restrictions on ownership, occupancy, use or transferability under any Environmental Laws;

(i)

promptly after the assertion or occurrence thereof, notice of any action or claim or threatened action or claim by any Person against any Loan Party relating to any Intellectual Property of any Loan Party, or of any infringement of the Company Intellectual Property, or of any termination or revocation of, or default under, any license agreement.

(j)

promptly after the receipt thereof, copies of all Revenue Agent Reports (Internal Revenue Service Form 886), or other written proposals of the Internal Revenue Service, that propose, determine or otherwise set forth positive adjustments to the federal income Tax liability of the affiliated group (within the meaning of Section 1504(a)(1) of the Code) of which the Borrower is a member aggregating $100,000 or more; and

(k)

promptly, such additional non-privileged information regarding the business, financial, legal or corporate affairs (including, without limitation, customers, assets, liabilities, operations, financial condition and prospects (other than attorney-client privileged information)) of a Loan Party, or compliance with the terms of the Loan Documents, as the Lender may from time to time reasonably request in writing.

5.03

Notices.  Promptly notify the Lender (in each case, in any event within two (2) Business Days after the Loan Party obtains knowledge thereof):

(a)

of the occurrence of any Default or Event of Default;

(b)

of any matter that has resulted or could reasonably be expected to result in a Material Adverse Effect;

(c)

of the occurrence of any ERISA Event;

(d)

of any material change in accounting policies or financial reporting practices by any Loan Party;

(e)

of the occurrence of any Disposition of property or assets, or receipt of any Extraordinary Receipt, for which the Borrower is required to make a mandatory repayment pursuant to Section 2.03(b)(iii); and

(f)

of any material setoff, claims (including with respect to any Environmental Liability), withholdings or other defenses to which any of the Collateral, or any of the Lender’s rights with respect to the Collateral, in any material respect, are subject.

Each notice pursuant to Sections 5.03(a) through (f) shall be accompanied by a statement of a Responsible Officer of the Borrower setting forth details of the occurrence referred to therein and stating what action the Borrower has taken and proposes to take with respect thereto.  Each notice pursuant to Section 5.03(a) shall describe with particularity the nature of the Default or Event of Default any and all provisions of this Agreement and any other Loan Document that have been breached.

5.04

Preservation Of Existence; Business, Etc.  (a) Preserve, renew and maintain in full force and effect its legal existence and good standing under the Laws of the jurisdiction of its organization; (b) take all reasonable action to maintain all rights, privileges, permits, licenses and franchises necessary in the normal conduct of its business, except to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect; (c) preserve or renew all of its registered patents, trademarks, trade names and service marks, the non-preservation of which could reasonably be expected to have a Material Adverse Effect; and

(d) maintain and operate its business in substantially the manner in which it was conducted and operated as of the Filing Date, except as necessary to comply with the Bankruptcy Code.

5.05

Maintenance Of Properties.  Maintain, preserve, protect and repair all of its material properties and equipment necessary in the operation of its business so that same are in good working order and condition, ordinary wear and tear excepted.

5.06

Maintenance Of Insurance.  Maintain with financially sound and reputable insurance companies, insurance with respect to its properties and business against loss or damage of the kinds customarily insured against by the Loan Party consistent with its historical practice and use commercially reasonable efforts to cause such insurance companies to agree to provide for not less than 30 days’ prior notice to the Lender of termination, lapse or cancellation of such insurance.

5.07

Compliance With Laws.  Comply in all material respects with the requirements of all Laws applicable to it or its business or property and all orders, writs, injunctions and decrees binding on it or its business or property, except in such instances in which (a) such requirement of Law or order, writ, injunction or decree is being contested in good faith by appropriate proceedings diligently conducted; (b) the failure to comply therewith could not reasonably be expected to have a Material Adverse Effect; (c) Borrower has disclosed in writing such non-compliance to the Prepetition Lender in connection with the Prepetition Facility; or (d) Borrower has disclosed such non-compliance by filing written notice thereof with the SEC.

5.08

Books and Records.  (a) Maintain proper books of record and account, in which full, true and correct entries in conformity with GAAP consistently applied shall be made of the financial transactions and matters involving the assets and business of the Loan Party; and (b) maintain such books of record and account in material conformity with all applicable requirements of any Governmental Authority having regulatory jurisdiction over the Loan Party.

5.09

Inspection Rights.  Permit representatives and independent contractors of the Lender to visit and inspect any of its properties, to examine its corporate, financial and operating records, and make copies thereof or abstracts therefrom, and to discuss its affairs, finances and accounts with its directors, officers, managers, and independent public accountants and advisors (at which an authorized representative of the Loan Party shall be entitled to be present), all at the expense of the Borrower and at such reasonable times during normal business hours and as often as may be reasonably desired, upon reasonable advance notice to the Loan Party; provided, however, that during the continuance of an Event of Default, the Lender (or any of their respective representatives or independent contractors) may do any of the foregoing at the reasonable expense of the Borrower (provided that it has been supplied with reasonable backup documentation) at any time during normal business hours and without advance notice.

5.10

Use Of Proceeds; Maximum Cash-On-Hand.  Use the proceeds of the Borrowings (i) to pay related fees and expenses associated with negotiation, execution and delivery of this Agreement and the other Loan Documents, (ii) for working capital and other general corporate purposes of the Borrower and the Guarantors consistent with the Budget and to the extent not prohibited hereunder, (iii) to pay fees and expenses of the Loan Parties’ advisors and the advisors to any official committee, in each case associated with the Cases subject to the restrictions thereon set forth in the Orders and requirements of the Bankruptcy Code, (iv) to make other payments permitted to be made in the Orders or in the First Day Orders, and (v) to make such other payments as are authorized by the Bankruptcy Court and approved by the Lender.

5.11

Compliance With Environmental Laws.  Comply, and cause all lessees and other Persons operating or occupying its properties to comply, in all material respects, with all applicable Environmental Laws and Environmental Permits; obtain and renew all Environmental Permits necessary for its operations and properties; and conduct any investigation, study, sampling and testing, and undertake any cleanup, removal, remedial or other action required under Environmental Laws.

5.12

Further Assurances.  Promptly upon request by the Lender, (i) correct any material defect or error in the execution, acknowledgment, filing or recordation of any Loan Document, and (ii) execute, acknowledge, deliver, record, re-record, file, re-file, register and re-register any and all such further deeds, certificates, assurances and other instruments as the Lender may reasonably require from time to time in order to (A) carry out more effectively the purposes of the Loan Documents and the Orders, (B) to the fullest extent permitted by applicable law, subject any Loan Party’s properties, assets, rights or interests now or hereafter intended to be covered by any of the Collateral Documents to the Liens of the Collateral Documents and Orders, (C) perfect and maintain the validity, effectiveness and priority of any of the Collateral Documents and any of the Liens intended to be created thereunder and (D) assure, convey, grant, assign, transfer, preserve, protect and confirm more effectively unto the Lender the rights and Liens granted or now or hereafter intended to be granted to the Lender under the Orders, any Loan Document, or under any other instrument executed in connection with any Loan Document to which any Loan Party is or is to be a party.

5.13

Compliance With Terms Of Leaseholds.  Make all material post-petition payments and otherwise perform all material post-petition obligations in respect of all leases of real property to which any Loan Party is a party, as may be required pursuant to Section 365 of the Bankruptcy Code.

ARTICLE VI
NEGATIVE COVENANTS

So long as the Lender shall have any Commitment hereunder, or any Loan or other Obligation hereunder which is accrued and payable shall remain unpaid or unsatisfied, each of the Loan Parties shall not directly or indirectly:

6.01

Liens.  Create, incur, assume or suffer to exist any Lien upon any of its property, assets or revenues, whether now owned or hereafter acquired, or sign or file or suffer to exist under the Uniform Commercial Code of any jurisdiction a financing statement that names the Borrower or any Loan Party as debtor, or sign or suffer to exist any security agreement authorizing any secured party thereunder to file such financing statement, or assign any accounts or other right to receive income, other than, the following:

(a)

Liens pursuant to any Loan Document and the Orders;

(b)

the Primed Liens;

(c)

Lien existing on the date hereof in favor of US Bancorp in respect of specific equipment;

(d)

Liens for Taxes not yet due or which are being contested in good faith and by appropriate proceedings diligently conducted, if adequate reserves with respect thereto are maintained on the books of the applicable Person in accordance with GAAP;

(e)

landlords’, carriers’, warehousemen’s, mechanics’, materialmen’s, repairmen’s or other like Liens arising in the ordinary course of business which, to the extent not subject to Section 362 of the Bankruptcy Code, are not overdue for a period of more than 30 days or which are being contested in good faith and by appropriate proceedings diligently conducted, if adequate reserves with respect thereto are maintained on the books of the applicable Person;

(f)

pledges or deposits in the ordinary course of business in connection with workers’ compensation, unemployment insurance and other social security legislation, other than any Lien imposed by ERISA;

(g)

deposits to secure the performance of bids, trade contracts and leases (other than Indebtedness), statutory obligations, surety bonds (other than bonds related to judgments or litigation), performance bonds and other obligations of a like nature incurred or arising in the ordinary course of business;

(h)

Liens securing judgments for the payment of money not constituting an Event of Default under Section 7.01 or securing appeal or other surety bonds related to such judgments;

(i)

Liens securing Indebtedness permitted under Section 6.03(e); provided that (i) such Liens do not at any time encumber any property other than the property financed by such Indebtedness, (ii) the Indebtedness secured thereby does not exceed the cost of the property being acquired on the date of acquisition and (iii) with respect to Capitalized Leases, such Liens do not at any time extend to or cover any Collateral or assets other than the assets subject to such Capitalized Leases;

(j)

banker’s liens, rights of setoff and other similar Liens in favor of depository institutions existing solely with respect to cash and Cash Equivalents on deposit in one or more accounts maintained by the Loan Parties;

(k)

any interest or title of a licensor, sublicensor, lessor or sublessor with respect to any assets under any license or lease agreement entered into in the ordinary course of business;

(l)

licenses, sublicenses, leases or subleases with respect to any assets granted to third Persons in the ordinary course of business; provided that the same (i) do not in any material respect interfere with the business of the Borrower or the Loan Parties or materially detract from the value of the relative assets of the Borrower or the Loan Parties;

(m)

Liens which arise under Article 4 of the Uniform Commercial Code in any applicable jurisdictions on items in collection and documents and proceeds related thereto; and

(n)

precautionary filings of financing statements under the Uniform Commercial Code of any applicable jurisdictions in respect of operating leases or consignments entered into by the Loan Parties in the ordinary course of business.

6.02

Indebtedness.  Create, incur, assume or suffer to exist any Indebtedness, except:

(a)

Indebtedness under the Loan Documents;

(b)

Indebtedness under the Prepetition Facility;

(c)

Indebtedness for Carve-Out Expenses;

(d)

Guarantees in respect of Indebtedness otherwise permitted hereunder;

(e)

Indebtedness in respect of Capitalized Leases and purchase money obligations for fixed or capital assets existing on the Filing Date and not to exceed the amount of such Indebtedness on the Filing Date; and

(f)

other Indebtedness outstanding on the Filing Date and not to exceed the amount of such Indebtedness on the Filing Date.

6.03

Investments.  Make or hold any Investments, except:

(a)

Investments held by the Loan Party in the form of cash or Cash Equivalents;

(b)

advances to officers, directors and employees of the Loan Parties in an aggregate amount not to exceed $20,000 at any time outstanding, for travel, entertainment, and analogous ordinary business purposes to the extent consistent with the Budget;

(c)

Investments consisting of extensions of credit in the nature of accounts receivable or notes receivable arising from the grant of trade credit in the ordinary course of business, and Investments received in satisfaction or partial satisfaction thereof from financially troubled account debtors to the extent reasonably necessary in order to prevent or limit loss;

(d)

Guarantees permitted by Section 6.02(d);

(e)

other Investments existing on the Filing Date and not to exceed the amount of such Investments on the Filing Date; and

(f)

prepaid expenses or lease, utility and other similar deposits, in each case made in the ordinary course of business and to the extent provided for in the Budget.

6.04

Fundamental Changes.  Without the consent of the Lender, merge, dissolve, liquidate, consolidate with or into another Person, or Dispose of (whether in one transaction or in a series of transactions) all or substantially all of its assets (whether now owned or hereafter acquired) to or in favor of any Person, except as contemplated by the Sale Order.

6.05

Dispositions.  Without the consent of the Lender and except as permitted or contemplated by the Sale Order, make any Disposition or enter into any agreement to make any Disposition, except:

(a)

Dispositions of obsolete or worn out property or property no longer used or useful in the business of the Loan Parties, whether now or hereafter owned or leased, in the ordinary course of business of such Loan Party;

(b)

Dispositions of inventory in the ordinary course of business;

(c)

Dispositions of equipment, software or real property to the extent that (i) such property is exchanged for credit against the purchase price of similar replacement property or (ii) the proceeds of such Disposition are reasonably promptly applied to the purchase price of such replacement property;

(d)

the licensing of intellectual property to third Persons other than an Affiliate on customary terms in the ordinary course of business;

(e)

the sale, lease, sub-lease, license, sub-license or consignment of personal property of the Loan Parties in the ordinary course of business;

(f)

the settlement or write-off of accounts receivable or sale of overdue accounts receivable for collection in the ordinary course of business consistent with past practice;

(g)

sale, exchange or other disposition of cash and Cash Equivalents in the ordinary course of business in accordance with the Budget;

(h)

Dispositions by the Loan Parties not otherwise permitted under this Section 6.05; provided that (i) at the time of such Disposition, no Default shall exist or would result from such Disposition, (ii) the aggregate book value of all property Disposed of in reliance on this clause (h) shall not exceed $50,000 and (iii) 100% of the purchase price for such asset shall be paid to the Loan Parties in cash; and

provided, however, that any Disposition pursuant to Section 6.05(a) through Section 6.05(h) shall be for fair market value.

6.06

Restricted Payments.  Declare or make, directly or indirectly, any Restricted Payment, or incur any obligation (contingent or otherwise) to do so, or issue or sell any Equity Interests or accept any capital contributions.

6.07

Change in Nature of Business.  Engage in any line of business different from the lines of business currently conducted by such Loan Party on the Filing Date.

6.08

Transactions With Affiliates.  Enter into, amend, waive or terminate any transaction of any kind with any Affiliate, whether or not in the ordinary course of business, unless such act is done on fair and reasonable terms substantially as favorable to the Loan Party as would be obtainable by the Loan Party in a comparable arm’s length transaction with a Person other than an Affiliate; provided that the foregoing restriction shall not apply to (a) transactions between or among the Borrower and any of the Loan Parties or between and among any Loan Parties and (b) transactions, arrangements, fees reimbursements and indemnities specifically and expressly permitted between or among such parties under this Agreement.

6.09

Burdensome Agreements.  Enter into or permit to exist any Contractual Obligation (other than this Agreement, any other Loan Document, and the loan documents under the Prepetition Facility) that conflicts with the provisions of this Agreement or the Loan Documents.

6.10

Budget Compliance.  Except as authorized in writing by the Lender, permit the cumulative total of actual disbursements for any line item in the Budget as of the end of any weekly period to be more than 110% of the cumulative total disbursements projected in the Budget for such line item through the end of such weekly period.

6.11

Amendments Of Organization Documents.  Amend any of its Organization Documents in a manner that would be adverse to the rights or interests of the Lender.

6.12

Accounting Changes.  Make any change in (i) its accounting policies or reporting practices in a manner that could materially affect the results of computation of any financial ratio or data for a given reporting period, except (x) as required by generally accepted accounting principles, (y) as required for compliance with the Sarbanes-Oxley Act or (z) as pre-approved by the Lender, or (ii) its fiscal year.

6.13

Partnerships, Etc.  Become a general partner in any general or limited partnership or joint venture.

6.14

Speculative Transactions.  Engage in any transaction involving commodity options or futures contracts for speculative purposes or any similar speculative transactions, which are, in any case, inconsistent with prior practice and not otherwise made in the ordinary course of business.

6.15

Formation Of Subsidiaries.  Organize or invest in any new Subsidiary.

6.16

Other Action.  Take or omit to take any action that would result in a breach of any of the representations or warranties under the Loan Documents.

ARTICLE VII
EVENTS OF DEFAULT AND REMEDIES

7.01

Events Of Default.  Any of the following shall constitute an Event of Default:

(a)

Non-Payment.  The Borrower or any other Loan Party fails to pay (i) when and as required to be paid herein, any amount of principal of, or accrued interest upon, the Loan, or (ii) within five (5) Business Days after the same becomes due, any other amount payable hereunder or under any other Loan Document; or

(b)

Covenants.  The Borrower or any Loan Party fails to perform or observe any term, covenant or agreement contained in any Loan Agreement and such failure continues for five (5) Business Days after notice thereof is delivered by Lender; or

(c)

Representations and Warranties.  Any representation, warranty, certification or statement of fact made or deemed made by or on behalf of the Borrower or any other Loan Party herein, in any other Loan Document, or in any document delivered in connection herewith or therewith shall be incorrect or misleading in any material respect when made or deemed made; or

(d)

Cross-Default.  Any Loan Party (A) fails to make any payment when due (whether by scheduled maturity, required prepayment, acceleration, demand, or otherwise) and, except in the case of any such payment due at scheduled maturity or by acceleration, such payment is not made within any applicable grace period, in respect of any Indebtedness or Guarantee incurred postpetition (other than Indebtedness hereunder), having an aggregate principal amount (including undrawn committed or available amounts and including amounts owing to all creditors under any combined or syndicated credit arrangement) of more than the Threshold Amount, or (B) fails to observe or perform any other agreement or condition relating to any such Indebtedness or Guarantee or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event occurs, the effect of which default or other event is to cause, or to permit the holder or holders of such Indebtedness or the beneficiary or beneficiaries of such Guarantee (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause, with the giving of notice if required, such Indebtedness to be demanded or to become due or to be repurchased, prepaid, defeased or redeemed (automatically or otherwise), or an offer to repurchase, prepay, defease or redeem such Indebtedness to be made, prior to its stated maturity, or such Guarantee to become payable or cash collateral in respect thereof to be demanded; or

(e)

License Agreements.  Any Loan Party defaults under any royalty agreement or license agreement (other than a default not enforceable as a result of the Cases); or any material royalty agreement or license agreement of any Loan Party is terminated.

(f)

Inability To Pay Postpetition Debts.  Any Loan Party becomes unable or admits in writing its inability or fails generally to pay its debts incurred postpetition as they become due; or

(g)

Judgments.  After the Filing Date, there is entered against any Loan Party (i) a final judgment or order for the payment of money in an aggregate amount exceeding $100,000 (to the extent not covered by independent third-party insurance as to which the insurer is rated at least “A” by A.M. Best Company, has been notified of the potential claim and has not disputed coverage), or (ii) any one or more non-monetary final judgments that have, or could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect and, such judgment or order is not subject to a stay of enforcement by virtue of Section 362(a) of the Bankruptcy Code or an applicable order.

(h)

ERISA.  Any Loan Party shall; (i) engage, or permit any ERISA Affiliate to engage, in any non-exempt “prohibited transaction”, as that term is defined in Section 406 of ERISA and Section 4975 of the Code, (ii) terminate, or permit any member of the Controlled Group to terminate, any Pension Plan, (iii) (x) maintain, or permit any ERISA Affiliate to maintain, or (y) become obligated to contribute to or permit any ERISA Affiliate to become obligated to contribute to, any Multiemployer Plan or Pension Plan not disclosed on Schedule 7.01(h), (iv) incur, or permit any ERISA Affiliate to incur, any withdrawal liability to any Multiemployer Plan; (v) suffer any ERISA Event or fail promptly to notify the Lender of the occurrence of any ERISA Event, (vi) fail to comply, with the requirements of ERISA or the Code or other applicable laws in respect of any Employee Benefit Plan, (vii) fail to meet, or permit any ERISA Affiliate to fail to meet, any minimum funding requirements under ERISA or the Code or postpone or delay any funding requirement with respect of any Employee Benefit Plan, (viii) receive an unfavorable determination letter from the Internal Revenue Service regarding the qualification of a Employee Benefit Plan under Section 401(A) of the Code, or (ix) fail to make a required payment under the Pension Funding Rules applicable to any Pension Plan on or before the due date for such payment, and, as a result of any event or condition described in clauses (i) - (ix) above, together with all other such events or conditions described in clauses (i) - (ix) above), any Loan Party shall incur, or in the opinion of the Lender be reasonably likely to incur, a liability to any Loan Party in excess of $100,000 or result in the imposition of a Lien on the property of any Loan Party pursuant to the Pension Funding Rules or Section 4068 of ERISA; or

(i)

Invalidity Of Loan Documents.  Any material provision of any Loan Document, at any time after its execution and delivery and for any reason other than as expressly permitted hereunder or thereunder or satisfaction in full of all the Obligations, ceases to be in full force and effect; or any Loan Party or any other Person contests in any manner the validity or enforceability of any provision of any Loan Document; or any Loan Party denies that it has any or further liability or obligation under any Loan Document, or purports to revoke, terminate or rescind any Loan Document; or

(j)

Change Of Management/Control.  There occurs any (i) Change of Management or (ii) Change of Control; or

(k)

Collateral Document.  Any Collateral Document, after delivery thereof, and after giving effect to the Interim Order and the Final DIP Order shall for any reason (other than pursuant to the terms thereof) cease to create a valid and perfected first priority Lien on and security interest in the Collateral purported to be covered thereby pursuant to the terms and conditions herein and therein; or any Loan Party contests in any manner the validity, perfection or priority of any lien or security interest in the Collateral purported to be covered thereby; or

(l)

Appointment of Trustee or Examiner.  An order (which has not been stayed) with respect to any of the Cases shall be entered by the Bankruptcy Court appointing, or any Loan Party, without the consent of the Lender, shall file an application for an order with respect to any Case seeking the appointment of, (i) a trustee under Section 1104 of the Bankruptcy Code, or (ii) an examiner under Section 1106(b) of the Bankruptcy Code; or

(m)

Chapter 7 Order.  An order with respect to any of the Cases shall be entered by the Bankruptcy Court converting such Case to a Chapter 7 case or any Loan Party shall file a motion or not oppose a motion seeking such relief, unless such motion is consented to by the Lender; or

(n)

Relief from Automatic Stay.  Other than with respect to the Prepetition Facility, the Bankruptcy Court shall enter an order or orders granting relief from the automatic stay applicable under Section 362 of the Bankruptcy Code to the holder or holders of any security interest (other than the Lender) to permit foreclosure (or the granting of a deed in lieu of foreclosure or the like) on or affecting any Collateral of any Loan Party, or relating to any leased premises where any Collateral is located, in any case which has a value in excess of the Threshold Amount in the aggregate or permits any Person (other than the Lender) to commence or continue any litigation against any of the Loan Parties involving a potential liability not covered by insurance in excess of the Threshold Amount in the aggregate; or

(o)

Modifications to Bankruptcy Court Orders; Priority; Liens.  An order with respect to any of the Cases shall be entered by the Bankruptcy Court without the express prior written consent of the Lender (i) to revoke, reverse, stay, modify, supplement or amend the Orders, the Bid Procedures Order or the Sale Order, (ii) to permit any administrative expense or any claim (now existing or hereafter arising, of any kind or nature whatsoever) to have administrative priority as to any Loan Party equal or superior to the Superpriority Claim, except as set forth in the Orders, or (iii) to grant or permit the grant of a Lien on the Collateral other than a Permitted Lien or any Lien in favor of the Lender; or

(p)

Payment of Prepetition Indebtedness.  Any Loan Party shall make any payment of principal or interest or otherwise on account of any prepetition Indebtedness or trade payable (excluding payments on account of the Prepetition Facility and payments effected by a setoff of obligations as permitted by Section 553 of the Bankruptcy Code) without the express prior written consent of the Lender and the approval of the Bankruptcy Court, other than as provided for in any First Day Orders; or

(q)

Collateral.  Any Loan Party or other Person shall file a motion in the Cases (i) to recover from any portions of the Collateral any costs or expenses of preserving or disposing of such Collateral under Section 506(c) of the Bankruptcy Code, to cut off rights in the Collateral under Section 552(b) of the Bankruptcy Code, or (ii) to take any other action or actions materially adverse to the Lender or its rights and remedies hereunder or under any of the other Loan Documents or the Lender’s interest in any of the Collateral; or

(r)

Use of Cash Collateral.  The Lender under the Prepetition Facility shall have delivered written notice to the Borrower of any failure to comply by the Borrower or any of the Loan Parties with the material terms, conditions or covenants of the Cash Collateral Order; or

(s)

Challenges.  The Borrowers, any creditor, the UST or any other party in interest in the Cases shall (a) challenge, contest, object to or dispute the extent, validity, priority or enforceability of, or seek to avoid, as the case may be (i) the Liens securing the Loans or the Prepetition Facility, (ii) the amounts owed to the Lender or the Prepetition Lender in respect of the Loans and the Prepetition Facility, other than disputes limited solely to manifest errors in mathematical calculation, or (iii) repayment of the Loans or the Prepetition Facility, or (b) request that the payment of the respective claims of the Lender or the Prepetition Lender be subordinated to the payment of any other creditor or party in interest, other than as provided with respect to the Carve-Out Expenses.

(t)

Bankruptcy Court Orders.  An order shall be entered by the Bankruptcy Court (i) confirming a Plan of Reorganization in any of the Cases which does not (A) contain a provision and payment in full in cash of all Obligations of the Loan Parties hereunder and under the other Loan Documents on or before the effective date of such plan or plans upon entry thereof and (B) provide for the continuation of the Liens and security interests granted to the Lender for the benefit of the Lender and priorities until the Plan of Reorganization’s effective date; or (ii) dismissing any of the Cases, which order does not contain a provision for payment in full in cash of all Obligations of the Borrower hereunder and under the other Loan Documents upon entry thereof, or any of the Loan Parties shall file a motion or not oppose a motion seeking such relief, unless such motion is consented to by the Lender; or

(u)

Final DIP Order.  The Final DIP Order shall not have been entered by the Bankruptcy Court on or before February 9, 2010; or

(v)

Filing of Motion for Entry of Bid Procedure Order.  The Loan Parties shall fail to file on the Filing Date a motion in form and substance satisfactory to the Lender requesting entry of a Bid Procedures Order; or

(w)

Approval of Bid Procedures Motion.  The Loan Parties shall fail to obtain entry of the Bid Procedures Order in form or substance satisfactory to the Lender on or before January 19, 2010; or

(x)

Stalking Horse Bid.  The Loan Parties or Sun Capital have terminated the Stalking Horse Bid and, as of the effective date of such termination, the Loan Parties have not entered into a replacement Stalking Horse Bid;

(y)

Replacement Stalking Horse Bid.  Prior to entering into any replacement Stalking Horse Bid, the Loan Parties fail to provide Lender with at least two (2) Business Days notice of the identity of the Person submitting the replacement Stalking Horse Bid, the terms thereof, and such other information as Lender may reasonably request in regard to the replacement Stalking Horse Bid;

(z)

Auction.  The Loan Parties shall fail to conduct an auction in compliance with the requirements of the Bid Procedures Order on or before February 18, 2010; provided that if there are no qualified bidders other than the “stalking-horse” bidder, it shall not constitute an Event of Default if an auction is not conducted;

(aa)

Sale Closing Date.  The closing of the Sale pursuant to the Sale Order shall have not occurred on or before February 26, 2010; or

(bb)

Sale Proceeds.  The Loan Parties shall have accepted as a bid or bids that, when aggregated, would fail to provide the Loan Parties on the closing date or dates thereof with an amount in cash equal to or greater than the amount provided under the Stalking Horse Bid submitted by Sun Capital.

7.02

Remedies Upon Event of Default.  If any Event of Default occurs and is continuing, with five (5) Business Days’ prior written notice to the Borrower (with a copy to counsel for the Borrower, counsel for the Creditor’s Committee, and the UST) and without further order of or application to the Bankruptcy Court, the Lender may take any or all of the following actions:

(a)

terminate the Commitment hereunder and declare the unpaid principal amount of the Loans, all interest accrued and unpaid thereon, and all other amounts owing or payable hereunder or under any other Loan Document to be immediately due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Borrower; and

(b)

exercise all rights and remedies with respect to the Collateral available to the Lender under the Loan Documents, the Orders, the UCC and other applicable Laws including taking possession of and selling all or any part of the Collateral and applying the proceeds realized from such sale to repayment of the Loans in accordance with Section 7.03; and

In the event and to the extent that the provisions of this Section 7.02 conflict with what is set forth in the Orders, the Orders shall govern.

7.03

Application of Funds.  After the exercise of remedies provided for in Section 7.02, any amounts received on account of the Obligations shall be applied by the Lender in the following order:

First, to payment of that portion of the Obligations constituting fees, indemnities, expenses and other amounts (other than principal and interest but including fees, charges and disbursements of counsel to the Lender and amounts payable under Article III) payable to the Lender;

Second, to payment of that portion of the Obligations constituting accrued and unpaid interest on the Loans, and other Obligations;

Third, to payment of that portion of the Obligations constituting unpaid principal of the Loans;

Fourth, to the payment of all other Obligations of the Loan Parties owing under or in respect of the Loan Documents that are then due and payable to the Lender on such date; and

Last, the balance, if any, after all of the Obligations have been indefeasibly paid in full (excluding, for this purpose, any Unaccrued Indemnity Claims), shall be held and applied by the Borrower in accordance with the Orders of the Bankruptcy Court including the Cash Collateral Order, the Bankruptcy Code or as otherwise required by Law.

ARTICLE VIII
MISCELLANEOUS

8.01

Amendments, Etc.  No amendment or waiver of any provision of this Agreement or any other Loan Document, and no consent to any departure by the Borrower or any other Loan Party therefrom, shall be effective unless in writing signed by the Lender and the Borrower or the applicable Loan Party, as the case may be, and each such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

8.02

Notices and Other Communications; Facsimile Copies;

(a)

Notices Generally.  Except as provided in Subsection (b) below, all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail, sent by telecopier as follows:

(i)

if to the Borrower or the Loan Parties c/o the Borrower:

Protective Products of America, Inc.
1649 Northwest 136th Avenue
Sunrise, Florida
USA  33323

Attention:

R. Patrick Caldwell
Fax:

(954) 846-8306
E-Mail:

pcaldwell@body-armor.com

with a copy to:

Berger Singerman

200 South Biscayne Boulevard

Suite 1000

Miami, FL  33131

Attention:

Jordi Guso
Fax:

(305) 714-4340
E-mail:

JGuso@bergersingerman.com

(ii)

if to the Lender:

Canadian Imperial Bank of Commerce

199 Bay Street, 6th floor
Commerce Court West, Toronto, ON
M5L 1A2

Attention:

Jack McMurray

General Manager, Special Loans
Fax:

(416) 214-8749
E-mail:

jack.mcmurray@cibc.ca

with copies to (which shall not constitute a notice hereunder):

Shutts & Bowen LLP
1500 Miami Center
201 South Biscayne Boulevard
Miami, FL  33131

Attention:

Larry Glick
Fax:

(305) 347-7831
E-Mail:

lglick@shutts.com

and

Blake, Cassels & Graydon LLP
199 Bay Street
Suite 2800
Commerce Court West
Toronto, ON  M5L 1A9

Attention:

Milly Chow
Fax:

416-863-2653
Email:

milly.chow@blakes.com

Notices sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received.  Notices sent by telecopier shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next business day for the recipient).  Notices delivered through electronic communications to the extent provided in Subsection (b) below shall be effective as provided in such Subsection (b).

(b)

Electronic Communications.  Notices and other communications may be delivered or furnished by e-mail.  Notices and other communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement), provided that if such notice or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next business day for the recipient.

(c)

Change Of Address, Etc.  Each of the Loan Parties and the Lender may change its address, telecopier number or email address for notices and other communications hereunder by notice to the other parties hereto.

(d)

Reliance By Lender.  The Lender shall be entitled to rely and act upon any notices purportedly given by or on behalf of the Loan Parties even if such notices were not made in a manner specified herein, were incomplete or were not preceded or followed by any other form of notice specified herein.  The Borrower shall indemnify the Lender and the Related Parties of each of them from all losses, costs, expenses and liabilities resulting from the reliance by such Person on each notice purportedly given by or on behalf of the Borrower.

8.03

No Waiver; Cumulative Remedies.  No failure by the Lender to exercise, and no delay in exercising, any right, remedy, power or privilege hereunder or any other Loan Document shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.  The rights, remedies, powers and privileges herein provided, and provided under each other Loan Document, are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

8.04

Expenses; Indemnity; Damage; Waiver

(a)

Costs and Expenses.  The Loan Parties agree to pay on demand (i) all reasonable documented out-of-pocket costs and expenses of the Lender (including any sub-agent or servicer of the Lender) in connection with the preparation, execution, delivery, administration, modification and amendment of, or any consent or waiver under, the Loan Documents (whether or not the transactions contemplated hereby or thereby shall be consummated) (including, without limitation, (A) all reasonable documented fees and expense of counsel due diligence, collateral review, arrangement, syndication (other than fees payable to syndicate members), transportation, computer, duplication, appraisal, audit, insurance, consultant, search, filing and recording fees and expenses and (B) the reasonable documented out-of-pocket fees and expenses of counsel for the Lender, with respect to advising the same as to its rights and responsibilities, or the perfection, protection, interpretation or preservation of rights or interests, under the Loan Documents, with respect to negotiations with any Loan Party or with other creditors of any Loan Party and with respect to presenting claims in or otherwise participating in or monitoring any bankruptcy, insolvency or other similar proceeding involving creditors’ rights generally and any proceeding ancillary thereto), and (ii) all reasonable documented out-of-pocket costs and expenses of the Lender in connection with the enforcement or protection of its rights in connection with the Loan Documents, whether in any action, suit or litigation, or any bankruptcy, insolvency or other similar proceeding affecting creditors’ rights generally and all reasonable documented out-of-pocket costs and expenses of the Lender with respect to any negotiations arising out of any Default (including, without limitation, the fees and expenses of counsel for the Lender with respect thereto).  The Borrower further agrees to pay any stamp or Other Taxes that may be payable in connection with the execution or delivery of any Loan Document.

(b)

Indemnification by the Borrower.  The Loan Parties shall indemnify the Lender and each Related Party of any of the foregoing Persons (each such Person being called an “Indemnitee”) against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses (including the fees, charges and disbursements of any counsel for any Indemnitee), incurred by any Indemnitee or asserted against any Indemnitee by any third party or by any Loan Party arising out of, in connection with, or as a result of (i) the execution or delivery of any Loan Document or any agreement or instrument contemplated thereby, the performance by the parties hereto of their respective obligations thereunder or the consummation of the transactions contemplated thereby, (ii) any Loan or the use or proposed use of the proceeds therefrom, (iii) any actual or alleged presence or release of Hazardous Substances on or from any property owned or operated by the Loan Parties, or any Environmental Liability related in any way to the Loan Parties, or (iv) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory, whether brought by a third party or by the any Loan Party or any of the Loan Parties’ directors, shareholders or creditors, and regardless of whether any Indemnitee is a party thereto and whether or not any of the transactions contemplated under any of the Loan Documents is consummated, in all cases, whether or not caused by or arising, in whole or in part, out of the negligence of the Indemnitee; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee.

(c)

Waiver of Consequential Damages, Etc.  To the fullest extent permitted by applicable law, the Loan Parties shall not assert, and hereby waive, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, any Loan Document, the transactions contemplated thereby, any Loan or the use of the proceeds thereof.  No Indemnitee referred to in Subsection (b) above shall be liable for any damages arising from the use by unintended recipients of any information or other materials distributed by it through telecommunications, electronic or other information transmission systems.

(d)

Payment of Costs.  If any Loan Party fails to pay when due any costs, expenses or other amounts payable by it under any Loan Document, including, without limitation, fees and expenses of counsel and indemnities, such amount may be paid on behalf of such Loan Party by the Lender, in its sole discretion, and added to the Obligations.

(e)

Payments.  All amounts due under this Section 8.04 shall be payable not later than ten (10) Business Days after written demand therefor.

(f)

Survival.  The agreements in this Section 8.04 shall survive the repayment, satisfaction or discharge of the Loans and all other Obligations.

8.05

Payments Set Aside.  To the extent that any payment by or on behalf of a Loan Party is made to the Lender, or the Lender exercises its right of setoff, and such payment or the proceeds of such setoff or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by the Lender) to be repaid to a trustee, receiver or any other party, then to the extent of such recovery, the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such setoff had not occurred.

8.06

Successors and Assigns Generally.  The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that no Loan Party may assign or otherwise transfer any of its rights or obligations under the Loan Documents without the prior written consent of the Lender.

8.07

Right of Setoff.  If an Event of Default shall have occurred and be continuing, and subject to the Orders, the Lender is hereby authorized at any time and from time to time, to the fullest extent permitted by applicable law, to set off and apply any and all deposits (general or special, time or demand, provisional or final, in whatever currency) at any time held and other obligations (in whatever currency) at any time owing by the Lender to or for the credit or the account of any Loan Party against any and all of the Obligations, irrespective of whether or not the Lender shall have made any demand under the Loan Documents.  The rights of the Lender under this Section are in addition to other rights and remedies (including other rights of setoff) that the Lender may have.  The Lender agrees to notify the Loan Party promptly after any such setoff and application, provided that the failure to give such notice shall not affect the validity of such setoff and application.

8.08

Interest Rate Limitation.  Notwithstanding anything to the contrary contained in any Loan Document, the interest paid or agreed to be paid under the Loan Documents shall not exceed the maximum rate of non-usurious interest permitted by applicable Law (the “Maximum Rate”).  If the Lender shall receive interest in an amount that exceeds the Maximum Rate, the excess interest shall be applied to the principal of the Loans or, if it exceeds such unpaid principal, refunded to the Loan Party.  In determining whether the interest contracted for, charged, or received by the Lender exceeds the Maximum Rate, such Person may, to the extent permitted by applicable Law, (a) characterize any payment that is not principal as an expense, fee, or premium rather than interest, (b) exclude voluntary prepayments and the effects thereof, and (c) amortize, prorate, allocate, and spread in equal or unequal parts the total amount of interest throughout the contemplated term of the Obligations hereunder.

8.09

Counterparts; Integration; Effectiveness.  This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  This Agreement and the other Loan Documents constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof.  Except as provided in Section 4.01, this Agreement shall become effective when it shall have been executed by the Lender and when the Lender shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto.  Delivery of an executed counterpart of a signature page of this Agreement by telecopy or electronic mail in portable document format (.pdf) shall be effective as delivery of a manually executed counterpart of this Agreement.

8.10

Survival Of Representations and Warranties.  All representations and warranties made in any Loan Document or other document delivered pursuant thereto or in connection therewith shall survive the execution and delivery thereof.  Such representations and warranties have been or will be relied upon by the Lender, regardless of any investigation made by the Lender or on its behalf and notwithstanding that the Lender may have had notice or knowledge of any Default at the time of any Borrowing, and shall continue in full force and effect as long as any Loan or any other Obligation hereunder shall remain unpaid or unsatisfied.

8.11

Severability.  If any provision of the Loan Documents is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of the Loan Documents shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions.  The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

8.12

USA Patriot Act Notice.  The Lender hereby notifies the Borrower that pursuant to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “Act”), it is required to obtain, verify and record information that identifies the Borrower, which information includes the name and address of the Borrower and other information that will allow the Lender to identify the Borrower in accordance with the Act.

8.13

Governing Law; Jurisdiction; Etc.

(a)

GOVERNING LAW.  THIS AGREEMENT AND EACH OTHER LOAN DOCUMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF, AND, TO THE EXTENT APPLICABLE, THE BANKRUPTCY CODE.

(b)

SUBMISSION TO JURISDICTION.  EACH LOAN PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE JURISDICTION OF THE BANKRUPTCY COURT, OR IN THE EVENT THAT THE BANKRUPTCY COURT DOES NOT HAVE JURISDICTION OVER ANY MATTER OR IF IT HAS JURISDICTION BUT DOES NOT EXERCISE SUCH JURISDICTION FOR ANY REASON, THEN TO THE NONEXCLUSIVE JURISDICTION OF ANY NEW YORK STATE COURT OR FEDERAL COURT OF THE UNITED STATES OF AMERICA SITTING IN NEW YORK CITY, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO ANY LOAN DOCUMENT TO WHICH IT IS A PARTY, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN THE BANKRUPTCY COURT, ANY SUCH NEW YORK STATE COURT

OR, TO THE EXTENT PERMITTED BY LAW, IN SUCH FEDERAL COURT.  EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.  NOTHING HEREIN SHALL AFFECT ANY RIGHT THAT LENDER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO ANY LOAN DOCUMENT IN THE COURTS OF ANY JURISDICTION.

(c)

WAIVER OF VENUE.  THE BORROWER AND EACH OTHER LOAN PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT IT MAY LEGALLY AND EFFECTIVELY DO SO, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS TO WHICH IT IS A PARTY IN ANY NEW YORK STATE OR FEDERAL COURT.  EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

(d)

SERVICE OF PROCESS.  EACH LOAN PARTY IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 8.02. NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF THE LENDER, OR ITS AGENT, TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.

8.14

WAIVER OF JURY TRIAL.  EACH OF THE LOAN PARTIES AND THE LENDER IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO ANY OF THE LOAN DOCUMENTS OR THE ACTIONS OF THE LENDER IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT THEREOF.

[Remainder of Page Intentionally Left Blank; Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

Loan Parties:

PROTECTIVE PRODUCTS OF AMERICA, INC.

CPC HOLDING CORPORATION OF AMERICA

CERAMIC PROTECTION CORPORATION OF AMERICA

Signature Page for DIP Credit Agreement

PROTECTIVE PRODUCTS INTERNATIONAL CORP.

PROTECTIVE PRODUCTS OF NORTH CAROLINA, LLC

Signature Page for DIP Credit Agreement

Signature Page for DIP Credit Agreement